As filed with the Securities and Exchange Commission on 3/10/2023

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23011

Investment Company Act file number

The RBB FUND TRUST

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Steven Plump, President

c/o U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(609) 731-6256

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Reports to Stockholders.

Evermore Global Value Fund

of The RBB Fund Trust

Annual Report ● December 31, 2022

This report is submitted for the general information to the shareholders of the Evermore Global Value Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Fund.

Table of Contents

Shareholder Letter & Management Discussion of Fund Performance (Unaudited)	1
Performance Information (Unaudited)	9
Sector Allocation (Unaudited)	10
Expense Example (Unaudited)	11
Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	35
Annual Review of Liquidity Risk Management Program (Unaudited)	36
Approval of Investment Advisory Agreement (Unaudited)	37
Trustees and Executive Officers (Unaudited)	38
Additional Information (Unaudited)	43
Privacy Notice (Unaudited)	44

Evermore Global Value Fund

Elements of Our Investment Approach

At Evermore Global Advisors, we seek to leverage our deep operating and investing experience and extensive global relationships to identify and invest in special situations — companies around the world that have compelling valuations and are undergoing strategic changes which we believe will unlock value.

Seeking to Generate Value . . .

●

Catalyst-Driven Investing. We do more than simply picking undervalued stocks and hoping for their prices to rise. We invest in companies where we have determined a series of catalysts exist to unlock value. The catalysts we look for are not broadly recognized, but they are likely to have a significant impact on a stock’s performance over time. Catalysts may include management changes, shareholder activism, and operational and financial restructurings (e.g., cost-cutting, asset sales, breakups, spinoffs, mergers, acquisitions, liquidations, share buybacks, recapitalizations, etc.).

Supporting Our Active Value Orientation . . .

●

Original Fact-Based Research. We conduct our own, original fact-based research to validate a company’s stated objectives and identify catalysts to unlock value. We also perform detailed business segment analysis on each company we research.

●

Business Operating Experience. Our senior investment team has hands-on business operating experience including starting and managing businesses, sitting on company boards, and assisting multi-national corporations with restructuring their businesses. We rely on our team’s experience to better evaluate investment opportunities.

●

A Global Network of Strategic Relationships. Over the past 25+ years, members of our investment team have developed extensive global networks of strategic relationships, including individuals and families that control businesses, corporate board members, corporate management, regional brokerage firms, press contacts, etc. We leverage these relationships to help generate ideas and better evaluate investment opportunities.

●

We Invest Like Owners. When we are interested in an investment opportunity, we get to know the management team of the company, study the company’s business model, evaluate the competitive and regulatory environment, and test and crosscheck everything the company’s management team tells us against our own experience. We ask ourselves if we would want to own the entire company. If the answer is no, we will not invest in the company.

●

Not Activists, Often Collaborators. We almost always take the approach of collaborative engagement with management of a company, rather than taking an aggressive activist stance. On limited occasions, when we are not satisfied with the efforts of the incumbent company leadership, we may work with other shareholders to help facilitate change.

Executing Our Approach . . .

●

Concentration Maintains Focus. Focused and disciplined investing means knowing our businesses intimately and staying patient as the process of value creation unfolds. We maintain focus by typically investing in 25 to 40 securities with a high percentage of investments in our top 10 holdings.

●

Investing Across the Capital Structure. We evaluate all components of a company’s capital structure to determine where the best risk-adjusted return potential exists. At times, we may invest in multiple parts of a company’s capital structure (e.g., investing in both a company’s debt and equity).

●

Targeting Complex Investment Opportunities. We often research family-controlled holding companies or conglomerates that are often under-researched and/or misunderstood, which can create gaps between price and value.

●

Merger Arbitrage and Distressed Companies. We may take advantage of announced merger and acquisition deals where an attractive spread (difference) exists between the market price and the announced deal price for the target company. We also look for opportunities in distressed companies that have filed or may file for bankruptcy, distressed companies involved in reorganizations or financial restructurings, and distressed companies that emerged from a bankruptcy or reorganization.

●	Tactically Managing Cash Levels. We are not afraid to hold significant cash positions when it makes sense for the portfolio.

Evermore Global Value Fund

A Letter from the Portfolio Manager

Dear Shareholder:

Before I get started with my review of 2022, I would like to wish you all the best for a happy, safe, healthy, and prosperous 2023 and talk a little bit about a person who had an incredible impact on my life. In March 2022, the world lost a great investor, someone who was a real mentor to me from the start of my career in 1987 until he passed away last year, Michael Price.

For those of you who do not know, from the mid-1970s through mid-1990s, Michael Price was Portfolio Manager of the Mutual Series funds, which included its flagship fund, Mutual Shares Fund, as well as the Mutual Qualified, Mutual Beacon and Mutual European funds. Michael grew these funds to north of $17 billion in assets before selling his investment advisory business, Heine Securities Corp., to Franklin Resources Inc. in 1996. Following the merger, I had the good fortune to be anointed by Michael as Co-Portfolio Manager of Franklin Mutual Shares and Franklin Mutual Global Discovery, and sole Portfolio Manager of Franklin Mutual European – and his mentoring continued. I can attribute nearly everything I learned about catalyst-driven value investing to Michael, with whom I was able to stay connected over the next 30 years. Michael gave me something that he rarely gave others, quite a few second chances early in my business life until the lightbulb finally came on. With his guidance, I came to understand and really learn how to source, analyze, and triangulate business data and perspectives, and then, debate size and manage investment position considerations. Michael had an incredible impact and left an indelible mark on so many lives – he is sorely missed.

As I think about Evermore’s performance for our clients the last few years, I am admittedly disappointed. We simply have not delivered the type of performance our investors have expected of us. So, over the last 18 months or so, Thomas O, who is Co-Portfolio Manager of the Evermore Global Value Fund (the “Fund”), and I undertook a project and went back over the investment history of the Fund all the way back to its inception in January 2010, and we carefully scrutinized the investments that worked and those that did not work.

The analysis showed that some of our best performing investments over that time were in companies where there was a main shareholder or where there was a family (or in some cases, two families) that controlled the company. Outperformance was seen especially among those cases where there was a long history of exceptional compounding and growth of revenues and profits. It was interesting to us that we often found these investment opportunities at a time when their businesses were going through changes, and the market was not appropriately valuing their assets. Essentially, we identified commonalities among many of the investments that worked, which included strong management, good margin, solid balance sheet businesses across a variety of industries, and situations that had embedded the DNA of the main owners throughout the organization.

Conversely, the Fund’s investments that have underperformed in aggregate were often non-family controlled businesses where the business fundamentals had key elements of execution risk. Of course, in some other cases, we were just wrong, and in others, we were just early.

Over time, as we became more confident that these key characteristics often had led to successful outcomes, the percentage of portfolio holdings characterized as “family-controlled companies” had risen to approximately 64%, up from percentages in the low 20s. As we look ahead to 2023 and beyond, our investors should assume that we will continue to maintain a heavy concentration in family-controlled companies in the Fund.

2022 Year in Review

Bluntly, 2022 was an extremely difficult year for the Fund, with Institutional Class shares down -26.35%. But, as you will read throughout this letter, we believe that our conviction in our portfolio (and the way it has evolved in recent years) puts the Fund in an excellent position as we kick off 2023.

The first half of the year was marked by concerns over the war in Ukraine, continued supply chain issues largely caused by the pandemic and exacerbated by the war, skyrocketing oil prices, increasing interest rates, and rising inflation. Europe, where a majority of the Fund’s positions are domiciled, was especially hit hard by the war in Ukraine as most of its oil and gas needs are sourced from Russia. This all led to extreme volatility across global markets and poor investment performance for the Fund, which suffered one of its worst historic six-month periods with a return of -27.96%.

Thomas O and I made our first post-pandemic trip to Europe in the spring of 2022 to speak with companies and market participants, to hear firsthand their thoughts regarding the unfolding situation and how the dynamic circumstances might impact their day-to-day operations, and also, their long-term goals. We spent almost two weeks visiting Oslo (Norway), Stockholm (Sweden), and Paris (France). We met with a wide range of more than 25 groups including families that control businesses (both public and private), corporate management teams, board members, bankers and a handful of money managers based in these markets. With war on their doorsteps, it was clear that these conversations would be invaluable to have face to face rather than through Zoom or by just reading the press.

Some of our key takeaways from this European trip and the reality so far (in italics) included:

●	The continent is disgusted by Russia and Putin’s actions. The fallout for Russia on the global stage has been substantially worse than most expected.

●

Almost every country and company that does business in Russia is taking a fresh look at these channels, is considering alternatives, and with trust at minimal levels, many have decided to exit. Sanctions have been implemented by many countries. Companies have shut down or sold businesses and regardless of cost implications have walked away from their Russian interests.

●

Primary business focuses for many are on inflation, rising energy costs, energy security, interest rates, supply chains, and potential food scarcity over time (especially wheat and corn). The Ukrainian harvest was decimated. Food costs have exploded globally. Interest rates jumped substantially with central banks continuing to raise rates globally. Supply chain impacts were devastating for many industries but are today improving dramatically.

●

Consumer and business spending may not drop as much as some feared, and government defense spending is poised to explode in the years ahead. Consumers have slowed spending, but it remains strong. Businesses have shifted to major cost cutting, where layoffs across industries are well underway.

●

European unity, which has been lacking at times in the last decade, is growing quickly, the wake-up call has been made and previous disagreements are now viewed through a more harmonious lens. Europe has been more unified than expected in their response to Russia and the ongoing war.

●

While the headwinds to businesses and consumers are real, the discussions, which generally started with talk of business history related to each of these groups and current issues, evolved into discussions of opportunities coming during crisis times. Some companies discussed how they had built significant cash reserves over the years and now had incredible resources to take advantage of disruptions and dislocations that crisis has created. Bluntly, there are many businesses that did not prepare for tough times that could become acquisition targets for these companies. We do expect M&A activity to accelerate relatively soon.

●

We heard more talk of break ups and spinoffs than ever before. We have been expecting this for years, but today we are seeing a real refocusing by holding companies and conglomerates. And now we are seeing more and more announcements of breakups, corporate refocusing and self-help programs.

●

Valuations are coming down, though, interest rates are going up. This is a formula for more deals as strategic buyers who have cash can now more effectively compete with private equity firms that thrive on the use of low-cost debt. The playing field may expand in terms of potential buyers as the benefits of scale and pricing power continue to become more dominant forces.

●

The level of focus on supply chains and logistics technology is increasing as more companies go “asset light” (i.e., outsource more and more of these critical service areas), so they can focus on their primary business goals and optimizing the long-term value of their businesses. This trend continues, but companies have experienced a bit of reprieve as supply chain disruptions have started to subside.

Fueled by rising inflation and interest rate increases by the Federal Reserve Bank, the European Central Bank and the Bank of England, global markets suffered more losses in the third quarter. Institutional Class shares of the Fund were down 3.73% during this period. In light of the continued negative global macroeconomic environment, we decided to continue to trim positions from the portfolio, raise cash and add to some of the Fund’s existing positions.

With indications that elevated inflation may be dampening, a continued decline in unemployment, solid earnings results in a number of key sectors, and better than expected GDP growth in the third quarter, U.S. markets had a strong fourth quarter with the S&P 500 returning 7.6%. European (especially Eurozone) stocks showed even stronger gains in the fourth quarter buoyed by hopes of lower inflation as evidenced in the U.S. Institutional Class shares of the Fund were up 6.19% during the fourth quarter of 2022.

In response to the extreme market volatility in the first half of the year and what we learned on our European trip, during the second quarter, we trimmed the number of portfolio holdings in the Fund, removing some that we felt did not have as robust of an opportunity due to changing fundamentals. We continued to exit Fund holdings in the second half of the year for operational prudence, to increase our exposure to family-controlled companies as mentioned above, and to sell those positions that reached our estimate of intrinsic value or were determined to be in the later “innings” of our investment thesis.

One holding that we have discussed in prior Fund commentaries that we recently exited was ZIM Integrated Shipping. As a reminder, we initiated our position in ZIM in January 2021 on the back of a “cold” IPO where the stock listed at $15 per share and promptly collapsed to $11 - $12 per share on the first day of trading (which is when we got involved). During our holding period, we received almost $30 per share in dividends and sold our residual position at more than double our entry price. We were opportunistically selling into strength throughout the year and as we observed the accelerated softening of the container market, we ultimately decided to move on from our position with a significant aggregate gain.

During 2022, we increased our investment in a number of existing holdings where we believed the intrinsic values (and the paths to getting there) were compelling. We also added a number of new investments, including Colfax Corp (which spun off ESAB Corp and the former Colfax was renamed to Enovis Corp post spin), Inwit S.p.A., Höegh Autoliners and BW LPG Ltd.

Below please find summaries on Inwit and Höegh Autoliners.

Inwit S.p.A. (“INW”) is a $9.2 billion market cap, leading wireless infrastructure operator in Italy, controlling more than 22,000 cell towers. The company was carved-out of Telecom Italia (“TIM”) in 2015 and was brought public later that year. In early 2020, INW merged with the Vodafone (“VOD”) Italian tower portfolio, effectively doubling the size of the business. Today, almost 90% of revenue is derived from TIM and Vodafone under long-term inflation-linked contracts. We believe there are multiple strategic paths that would lead to a successful outcome for INW shares. Over the last two years both private equity (Ardian now owns almost 30%) and strategic buyers (Vantage Tower, controlled by Vodafone) have taken stakes in INW. Notably, Vantage Tower, owns 33% of INW and has generally spoken about its desire to participate in the consolidation of the European towers market. As the 6th largest portfolio in a briskly consolidating European towers market, INW is a sizable and attractive target for a host of strategic and financial buyers. At our initial purchase price, INW was trading at an approximately 7% recurrent free cash flow yield, which is among the cheapest of any tower company in the developed world. The company has announced there will be a strategic update during the first week of March which we believe will continue to focus on growing its business in Italy and its shareholder returns strategy.

Höegh Autoliners (“Höegh”) is a $1.26 billion market cap, fully integrated ro-ro (“roll on/roll off”) operator transporting light vehicles and high and heavy machinery and equipment. It is the seventh largest global car carrier with a fleet consisting of 37 vessels (of which 28 are owned and 9 are chartered-in) with an average age of less than 14.5 years plus eight multi-fuel Aurora newbuild vessels due for delivery in 2024 through 2027. The Aurora vessels will be the largest, state-of-the-art, and most environmentally friendly vessels to date and have already appreciated in value (+10%) since the orders were placed with the shipyard.

The company’s origins date back to 1970 when it was formed through a joint venture between Höegh and Ugland Auto Liners. Ugland’s stake was acquired in March 2000 by Leif Höegh & Co. and the company was renamed to Höegh Autoliners. Höegh is 48% owned by the Höegh family (a well-regarded shipowner and operator with over 90 years of history that has expanded into real estate and financial investments) and 26% owned by AP Møller Maersk (“Maersk”), an integrated transport and logistics company primarily involved in containerships. Maersk became a minority shareholder in 2008 after merging their fleet of car carriers with Höegh. Höegh was listed on the Oslo exchange in late November 2021.

Höegh is a compelling investment opportunity which trades at less than three times our estimate of this year’s EBITDA. The car carrier market is currently characterized by favorable conditions: tightening market of limited fleet supply and no near term newbuild deliveries, demand for new cars remains strong and the used car market is robust, but off of its all-time highs, low car inventory levels, chip shortages and port congestion have continued. The shipyards for car carrier newbuilds are currently all sold out with the earliest next availability in 2025 and 2026. All of these issues combined are incredibly positive for the fundamentals of this industry and Höegh specifically.

In terms of day rates for use of these ships, after reaching a 20-year low ($10k/day) during the worst depth of the pandemic, the car carrier market has undergone a strong reversal, where charter rates have now reached 15-year record high levels of $65k/day for 5-year time charters for 6,700 car equivalent unit (CEU) carriers. We expect a continued tight capacity market with record fixtures for both short and long-term charters.

Year-End Portfolio Highlights

The Fund ended the year with $104.4 million in net assets and 23 issuer positions. As of year-end, 51.5% of the Fund’s net assets were in micro- and small-capitalization (up to $2 billion) companies; 12.6% were in mid-capitalization (between $2 billion and $10 billion) companies; and 20.8% were in large- capitalization (> $10 billion) companies. The Fund had approximately 15.2% of its net assets in cash and equivalents as of December 31, 2022. Set forth below please find the following geographic and strategy classification breakdowns (shown as a % of Fund net assets) as of year-end.

Region Exposure	Strategy Classification

Country Exposure

Although the Fund significantly reduced the number of positions in the portfolio throughout 2022, the Fund’s portfolio turnover during the fiscal year was only 17%.

In addition to the two positions the Fund initiated in 2022, which are highlighted above, please also see summaries of the largest contributor to and second largest detractor from the Fund’s 2022 investment performance in the Management’s Discussion of Fund Performance section of this Annual Report.

Bottom Line

Although 2022 was a difficult year for the Fund, it ended on a high note with several notable results: (i) a solid quarter of investment performance, (ii) a leaner portfolio of 23 holdings, (iii) a cash position of 15.2% to take advantage of new investment opportunities; and (iv) the reorganization of the Fund onto The RBB Fund Trust platform, which we believe will materially reduce the expenses of the Fund, especially as assets grow. We hope to share some additional positive news with you in the not too distant future.

Even with inflation and the possibility of recession dominating the headlines, Thomas O, the Fund’s Co-Portfolio Manager, and I remain cautiously optimistic about 2023 as valuations in Europe have become even more compelling and we believe more and more investors are coming to the realization that they should increase their portfolio exposures to Europe. This should bode well for many of the Fund’s current holdings in the region.

Thank you for your continued support and confidence. We wish you and your families a safe, healthy and prosperous 2023.

David E. Marcus

Lead Portfolio Manager

Management’s Discussion of Fund Performance

The Evermore Global Value Fund (the “Fund”) operated as a series (the “Predecessor Fund”) of Evermore Funds Trust prior to the close of business on December 27 2022, at which time the Predecessor Fund was reorganized into the Fund. The performance information provided below for periods prior to December 28, 2022 represents the performance of the Predecessor Fund.

2022 was another challenging year for the Fund. For the year ended December 31, 2022, Institutional Class shares of the Fund were down 26.35%, lagging the performance for the same period of each of the two indices shown in the chart below – the HFRX Event Driven Index (“HFRX ED”) was down 7.27% and the MSCI All-Country World Index ex USA (“MSCI ACWI ex USA”) was down 16.0%.

Investment Performance for the Year Ended December 31, 2022

Two of the top five contributors to Fund performance in 2022 were U.S. companies and three were European companies. All of the top five detractors to Fund performance were European companies. In 2022, the Fund’s foreign currency forward contract positions meaningfully contributed to Fund performance, while the Fund’s options and warrants positions were collectively a small detractor to Fund performance. The largest equity contributors and detractors to Fund performance (aside from forward contract positions) for the year were:

Top Contributors to Fund Performance	Top Detractors From Fund Performance
Calumet Specialty Products Partners, L.P. (U.S.)	Storskogen Group AB (Sweden)
Modern Times Group MTG AB (Sweden)	Atlantic Sapphire AS (Norway)
Hoegh Autoliners ASA (Norway)	Viaplay Group AB (Sweden)
Exor NA (Netherlands)	Montana Aerospace AG (Switzerland)
Eneti Inc. (U.S.)	Vivoryon Therapeutics NV (Netherlands)

Please find a discussion below about the largest contributor and second largest detractor to Fund performance in 2022.

Calumet Specialty Products Partners, LP (“Calumet”) was the largest contributor to Fund performance during 2022. Calumet is a $1.3 billion market cap U.S.-based business-to-business and business-to-consumer producer of specialty lubricants and other petrochemical products, with additional segments, including refining and renewable fuels.

We initiated a position in Calumet in January 2020 with our thesis centered around the potential sale of the company’s non-core Great Falls, Montana refinery asset - Montana Renewables (“MRL”). We believed that it would be sold on an “as-is” basis and the proceeds, in turn, would be used to significantly deleverage the stretched balance sheet at the time. There were a number of notable developments that helped our thesis start to materialize throughout the year, especially during the second half of 2022.

In August 2022, a private equity investor, Warburg Pincus, invested $250 million in MRL, which effectively set a valuation floor at the implied $2.25 billion (on a pre-commission basis). The investment by Warburg Pincus along with the sale-leaseback capital from Stonebriar Finance have solidified MRL’s path to full operational capability and MRL’s near term requirements are now fully funded. In addition, the conversion of MRL’s facility in Great Falls, Montana was completed in September 2022, converting it from a traditional refinery to one capable of producing renewable diesel and sustainable aviation fuel (“SAF”). With the feedstock sourced and secured, MRL has started its commissioning and has already contracted 2,000 barrels per day or 30 million gallons per year of initial SAF production to a blue chip off-taker. MRL is positioned to be one of the largest producers of SAF in North America in 2023.

Outside of MRL, Calumet’s core operations (Specialty Products and Solutions & Performance Brands) have also performed well. The company generated $127 million in Adjusted EBITDA during the third quarter of 2022 and $330 million of Adjusted EBITDA run rate for the nine months ended September 30, 2022 with the last two quarters accounting for the best quarters in the company’s history. Consistent with management’s initiative to de-lever the balance sheet, the company’s net debt to trailing-12-months EBITDA has dramatically decreased from 10.6x a year ago to 4.0x today. We remain highly confident in management’s ability to ramp up MRL’s production and to continue to execute at Calumet’s core segments. Please note that Calumet was the Fund’s largest position at year-end 2022.

Atlantic Sapphire ASA (“Sapphire”), a $116 million market cap Norwegian land-based salmon farmer with operations in Homestead, Florida, was one of the biggest detractors from Fund performance in 2022.

During the first half of the year, Sapphire was on track to achieve its goal of full run-rate 10,000 tons of annual salmon harvest capacity, which represented the completion of its Phase 1 buildout. As we discussed in the Q2 Fund commentary, the Fund participated in the $125 million capital raise at the end of June 2022 for the company’s buildout of Phase 2.

Following the equity placement, the company reported good monthly performance in July and August 2022. However, Atlantic Sapphire experienced an operational setback in September and October 2022, which resulted in early harvesting due to an unexpected higher mortality in some of the tank systems. Based on our discussions with the company, we believe management has identified the source of the problem and, since then, has taken corrective measures to minimize any future losses. The company has implemented the necessary improvements including light enhancements (to improve appetite), food reformulation and modified bio filters to mitigate future mortality events.

As expected, the share price reacted negatively to this event reflecting concerns about restricted access to Sapphire’s debt facility (for Phase 2), which requires a minimum level of steady state production and inflection to positive EBITDA generation. In spite of the weaker growth setbacks, the company now expects to reach full capacity utilization by the end of Q1 2023 (versus the end of 2022) and aims for steady state production in Q2 2023. The company will also limit its capex spending until the debt facility for Phase 2 can be accessed once requisite conditions are met.

We continue to have confidence in management’s ability to achieve and maintain operational stability, which will in turn remove the skepticism that has been recently plaguing this stock.

As of December 31, 2022, the Fund’s ten largest issuer positions, which represented approximately 58.0% of the Fund’s net assets, were as follows:

Security	Country	% Net Assets
Calumet Specialty Products Partners LP	United States	12.95%
Lamington Road DAC Series A Notes 9.75% 2121	United States	10.73%
LIFCO AB	Sweden	4.89%
Bollore SE	France	4.80%
Cadeler A/A	Denmark	4.78%
EXOR NA	Netherlands	4.76%
Viaplay Group AB	Sweden	3.86%
KKR & Co, Inc. - Class A	United States	3.83%
Universal Music Group NV	Netherlands	3.73%
Vivendi SE	France	3.65%

At year-end 2022, the Fund’s cash and equivalents position stood at approximately 15.2% of the Fund’s net assets.

Thank you for your continued utilization of the Evermore Global Value Fund, and we look forward to writing you again later this year.

Opinions expressed are those of Evermore Global Advisors, LLC and are subject to change, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Earnings growth is not representative of the Fund’s future performance.

“EBITDA” is the acronym for earnings before interest, taxes, depreciation and amortization.

“Adjusted EBITDA” removes non-recurring, irregular and one-time items that may distort EBITDA. Adjusted EBITDA provides valuation analysts with a normalized metric to make comparisons more meaningful across a variety of companies in the same industry.

“Market Cap” is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share.

“Cash Flow” is the total amount of money being transferred into an out of a business, especially as affecting liquidity.

“Free cash flow” is earnings before depreciation, amortization, and non-cash charges minus maintenance capital expenditures.

“Return on Equity” is a measure of the profitability of a business in relation to the equity.

While the Fund is sold without a sales load, management fees and other expenses still apply. Please refer to the prospectus for further details.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. Investing in smaller companies involves additional risks such as limited liquidity and greater volatility. The Fund may make short sales of securities, which involve the risk that losses may exceed the original amount invested in the securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated, non-rated and distressed securities presents a greater risk of loss to principal and interest than higher-rated securities. Due to the focused portfolio, the Fund may have more volatility and more risk than a fund that invests in a greater number of securities. Additional special risks relevant to the Fund involve derivatives and hedging. Please refer to the prospectus for further details. This report is not authorized for distribution to prospective investors unless accompanied or proceeded by a current Fund summary prospectus or prospectus which contains more complete information about the Fund’s investment objectives, risks, fees and expenses.

Please refer to the Schedules of Investments for complete holdings information. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The MSCI All-Country World ex-US Index (MSCI AWCI ex USA) is a market-capitalization-weighted index maintained by Morgan Stanley Capital International (MSCI) and designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies and includes both developed and emerging markets. One cannot invest directly in an index.

Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. The HFR Event-Driven (Total) Index is being used under license from Hedge Fund Research, Inc. which does not approve or endorse Fund.

It is not possible to invest directly in an index.

Must be preceded or accompanied by a prospectus.

From its inception through December 31, 2019, the Fund was distributed by Quasar Distributors, LLC. From January 1, 2020 through December 27, 2022, the Fund was distributed by Compass Distributors, LLC. Compass Distributors, LLC is an affiliate of Foreside Financial Group, LLC, which was acquired by an affiliate of Genstar Capital. From December 28, 2022 through December 31, 2022, the Fund was distributed by Quasar Distributors, LLC, an affiliate of Foreside Financial Group, LLC.

Evermore Global Value Fund

Performance Information (Unaudited)

Comparison of Change in Value of $10,000 Investment in Evermore Global Value Fund - Investor Class vs. MSCI All-Country World Index ex USA & HFRX Event Driven Index

Total Annualized Returns For the Periods Ended December 31, 2022:
	1 Year	3 Year	5 Year	10 Year	Since Inception (1/1/2010)	Value of $10,000 (12/31/2022)
Investor Class(1)	-26.48%	-10.20%	-6.50%	3.31%	1.71%	$ 13,847
Institutional Class(1)	-26.35%	-10.00%	-6.28%	3.56%	1.95%	$ 14,189
MSCI All-Country World Index ex USA	-16.00%	0.07%	0.88%	3.80%	3.82%(2)	$ 14,520
HFRX Event Driven Index	-7.27%	0.49%	-0.29%	1.71%	1.53%(2)	$ 11,851

(1)

The Fund commenced operations on January 1, 2010 as a separate series (the “Predecessor Fund”) of Evermore Funds Trust. Effective as of the close of business on December 27, 2022, the Predecessor Fund was reorganized as a new series of The RBB Fund Trust (the “Reorganization”). The performance shown for periods prior to December 28, 2022 represents the performance of the Predecessor Fund.

(2)	Index performance shown is from inception date of the Fund and is not the inception date of the index itself.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Investor Class shares of the Fund on December 31, 2012 and reflects Fund expenses. The chart is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index. Index returns do not reflect the effects of fees and expenses. It is not possible to invest directly in an index.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 866-EVERMORE or (866-383-7667). The Total Annual Fund Operating Expenses in the Prospectus dated December 27, 2022 are 1.50% and 1.25% for Investor Class and Institutional Class, respectively.

Evermore Global Value Fund

Sector Allocation* as a Percentage of Total Portfolio at December 31, 2022 (Unaudited)

*

Data is expressed as a percentage of total portfolio. Data expressed excludes collateral on loaned securities and forward foreign currency contracts. Please refer to the Schedule of Investments and Schedule of Forward Foreign Currency Contracts for more details on the Fund’s individual holdings.

Evermore Global Value Fund

Expense Example for the Six Months Ended December 31, 2022 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including investment advisory fees, distribution fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (07/01/22 – 12/31/22).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem shares less than 90 calendar days after you purchase them. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the example below. The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting fees, custody fees and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/22	Ending Account Value 12/31/22	Expenses Paid During the Period 07/01/22 – 12/31/22*
Investor Class Actual*	$1,000	$1,022.70	$8.16
Investor Class Hypothetical (5% annual return before expenses)	$1,000	$1,017.14	$8.13

Institutional Class Actual*	$1,000	$1,022.30	$6.88
Institutional Class Hypothetical (5% annual return before expenses)	$1,000	$1,018.40	$6.87

*

Expenses are equal to the Fund’s annualized net expense ratios for the most recent six-month period of 1.60% for Investor Class shares and 1.35% for Institutional Class shares multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Evermore Global Value Fund

Schedule of Investments at December 31, 2022

Country Allocation for Investments in Securities at December 31, 2022

Country	Long Exposure
United States^	49.9%
Sweden	12.6%
Netherlands	8.5%
France	8.4%
Norway	5.3%
Denmark	4.8%
Singapore	3.1%
Austria	2.9%
Italy	2.5%
Monaco	2.5%
Switzerland	1.6%
Total	102.1%

Percentages are stated as a percent of net assets.

^	United States allocation includes Short-Term Investment-Money Market Fund of 14.1% and Securities Held as Collateral on Loaned Securities of 3.1%

Shares		Value
COMMON STOCKS — 74.2%
Aerospace & Defense — 1.6%
108,272	Montana Aerospace AG (Switzerland)(1)	$1,679,144
Capital Markets — 3.8%
86,155	KKR & Co, Inc. - Class A (United States)	3,999,315
Entertainment — 3.2%
389,297	Modern Times Group MTG AB - B Shares (Sweden) (1)	3,324,088
Food Products — 1.1%
1,545,270	Atlantic Sapphire AS (Norway) (1)	1,171,950
Health Care Equipment & Supplies — 1.3%
25,600	Enovis Corp. (United States) (1)	1,370,112
Independent Power and Renewable Electricity Producers — 1.6%
1,257,000	Aker Horizons AS (Norway) (1)(2)	1,654,521
Industrial Conglomerates — 14.4%
305,885	LIFCO AB (Sweden)	5,104,996
896,827	Bollore SE (France)	5,011,226
67,968	EXOR NV (Netherlands)	4,969,240
		15,085,462
IT Services — 0.7%
57,000	Hemnet Group AB (Sweden)	686,086
Machinery — 2.2%
48,800	Esab Corp. (United States)	2,289,696
Marine — 13.0%
416,063	BW LPG Ltd. (Singapore)	3,219,172
1,273,730	Cadeler A/S (Denmark) (1)	4,992,572
255,973	Eneti, Inc. - ADR (Monaco)	2,572,529
411,488	Hoegh Autoliners ASA (Norway)	2,725,948
		13,510,221
Media — 12.9%
212,197	Viaplay Group AB (Sweden) (1)	4,027,429
161,892	Universal Music Group NV (Netherlands)	3,900,908
399,088	Vivendi SA (France)	3,808,080
39,051	IAC, Inc. (United States) (1)	1,733,864
		13,470,281
Oil, Gas & Consumable Fuels — 13.0%
801,055	Calumet Specialty Products Partners LP (United States) (1)	13,521,808
Real Estate Management & Development — 2.5%
263,500	Infrastrutture Wireless Italiane SpA (Italy)	2,655,337
Technology Hardware, Storage & Peripherals — 2.9%
183,013	Kontron AG (Austria) (2)	2,995,396
TOTAL COMMON STOCKS (Cost $62,261,091)		77,413,417

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

Schedule of Investments at December 31, 2022, Continued

Shares		Principal Amount
CORPORATE OBLIGATIONS — 10.7%
Consumer Finance — 10.7%
15,140,944	Lamington Road DAC 9.750%, Cash or 14.00% PIK, 4/7/2121 (United States) (3)(5)(6)	$11,202,784
TOTAL CORPORATE OBLIGATIONS (Cost $14,570,940)		11,202,784

SHORT-TERM INVESTMENT — 14.1%
Money Market Fund — 14.1%
14,727,190	First American Treasury Obligations Fund - Class X, 4.18% (4)	14,727,190
TOTAL SHORT-TERM INVESTMENT (Cost $14,727,190)		14,727,190

SECURITIES HELD AS COLLATERAL ON LOANED SECURITIES — 3.1%
Money Market Fund — 3.1%
3,253,390	First American Government Obligations Fund, Class X, 4.05% (4)	3,253,390
TOTAL SECURITIES HELD AS COLLATERAL ON LOANED SECURITIES (Cost $3,253,390)		3,253,390

TOTAL INVESTMENTS IN SECURITIES —102.1% (Cost $94,812,611)		106,596,781
Liabilities in Excess of Other Assets — (2.1)%		(2,147,455)
TOTAL NET ASSETS — 100.0%		$104,449,326

Percentages are stated as a percent of net assets.

(1)	Non-income producing security.
(2)

All or a portion of this security is on loan. At December 31, 2022 the total value of securities on loan was $3,036,967, which represents 2.9% of total net assets. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(3)

This security was fair valued in good faith by Evermore Global Advisors, LLC’s (the “Adviser”) Valuation Committee. The aggregate value of this security at December 31, 2022 was $11,202,784, which represents 10.7% of net assets.

(4)	Seven-day yield as of December 31, 2022.
(5)	The Adviser has deemed all or a portion of this security as illiquid. This security has a value of $11,202,784, which represents 10.7% of total net assets at December 31, 2022.
(6)	Value determined using significant unobservable inputs.

Glossary of Terms

ADR -	American Depositary Receipt
PIK -	Payment In Kind

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

Schedule of Investments at December 31, 2022, Continued

SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS at December 31, 2022

As of December 31, 2022, the Fund had the following forward currency contracts outstanding:

	Currency to be Received			Currency to be Delivered
Settlement Date	Amount	Currency	USD Value at December 31, 2022	Amount	Currency	USD Value at December 31, 2022	Net Unrealized Appreciation (Depreciation)
1/17/2023	1,767,989	USD	$1,767,989	1,650,000	CHF	$1,788,170	$(20,181)	(a)
1/17/2023	2,400,000	EUR	2,572,426	2,551,150	USD	2,551,150	21,276	(a)
1/17/2023	25,319,280	USD	25,319,280	24,000,000	EUR	25,724,258	(404,978)	(a)
1/17/2023	31,000,000	NOK	3,166,757	3,162,270	USD	3,162,271	4,486	(a)
1/17/2023	16,500,825	USD	16,500,825	165,000,000	NOK	16,855,320	(354,495)	(a)
1/17/2023	14,516,597	USD	14,516,597	150,000,000	SEK	14,390,790	125,807	(a)
			$63,843,874			$64,471,959	$(628,085)	(a)

EUR	Euro
CHF	Swiss Franc
NOK	Norwegian Krone
SEK	Swedish Krona
USD	U.S. Dollars
(a)	Counterparty: forward foreign currency contracts outstanding with Bank of New York Mellon.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

Statement of Assets and Liabilities of December 31, 2022

ASSETS
Investments in securities, at value (cost $94,812,611) (1) (Note 2)	$106,596,781
Foreign Currencies (cost $7)	7
Unrealized appreciation on forward foreign currency contracts	151,569
Receivables:
Fund shares sold	67,968
Dividends and interest, net of foreign withholding taxes	792,345
Dividend reclaims	487,928
Due from broker	908,161
Securities lending income	11,590
Prepaid expenses	33,633
Total assets	109,049,982

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	779,654
Payables:
Fund shares redeemed	345,770
Collateral for securities out on loan, at value	3,253,390
Investment advisory fees	75,467
Administration fees	35,994
Custody fees	2,410
Distribution fees - Investor Class	3,237
Transfer agent fees	12,594
Other accrued fees	92,140
Total liabilities	4,600,656
NET ASSETS	$104,449,326

COMPONENTS OF NET ASSETS
Paid-in capital	$158,948,573
Total distributable earnings	(54,499,247)
Net assets	$104,449,326
Investor Class:
Net assets	$14,846,538
Shares issued and outstanding (unlimited number of shares authorized without par value)	1,509,427
Net asset value	$9.84
Institutional Class:
Net assets	$89,602,788
Shares issued and outstanding (unlimited number of shares authorized without par value)	9,038,580
Net asset value	$9.91

(1)	The market value of securities out on loan was $3,036,967 as of December 31, 2022.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

Statement of Operations for the Year Ended December 31, 2022

INVESTMENT INCOME
Income
Dividends (net of $897,996 foreign withholding taxes)	$4,532,220
Interest	1,685,790
Securities lending income	307,130
Total investment income	6,525,140

EXPENSES (Note 3)
Investment advisory fees	1,546,689
Administration fees	159,315
Legal fees	134,931
Transfer agent fees	102,439
Trustee fees	80,509
Audit and tax fees	68,847
Registration fees	49,232
Chief Compliance Officer fees	48,567
Distribution fees - Investor Class	45,598
Insurance fees	43,268
Custody fees	36,723
Shareholder reporting fees	13,061
Fund accounting fees	9,991
Miscellaneous fees	5,905
Interest expense	930
Total expenses before reimbursements	2,346,005
Net expense reimbursement by Adviser	(190,356)
Net expenses	2,155,649
Net investment income	4,369,491

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCIES, FORWARD FOREIGN CURRENCY CONTRACTS & WRITTEN OPTIONS
Net realized gain (loss) on:
Investments in unaffiliated securities	(19,017,571)
Investments in affiliated securities	(2,381,175)
Foreign currencies	(83,421)
Forward foreign currency contracts	11,463,945
Written options	(2,051,032)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	(44,727,851)
Investments in affiliated securities	(1,632,235)
Foreign currencies	(35,763)
Forward foreign currency contracts	722,025
Written options	293,745
Net realized and unrealized gain (loss) on investments, foreign currencies, forward foreign currency contracts & written options	(57,449,333)
Net decrease in net assets resulting from operations	$(53,079,842)

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

Statements of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$4,369,491	$4,168,816
Net realized gain (loss) on investments, foreign currency transactions, forward foreign currency contracts & written options	(12,069,254)	27,455,210
Change in unrealized depreciation on investments, foreign currency transactions, forward foreign currency contracts & written options	(45,380,079)	(14,943,640)
Net increase (decrease) in net assets resulting from operations	(53,079,842)	16,680,386

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 6)
Investor Class	(324,216)	(599,203)
Institutional Class	(2,263,202)	(5,826,290)
Total distributions to shareholders	(2,587,418)	(6,425,493)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares – Investor Class	(1,895,450)	(6,023,401)
Net decrease in net assets derived from net change in outstanding shares – Institutional Class	(64,577,199)	(58,962,614)
Total decrease in net assets from capital share transactions	(66,472,649)	(64,986,015)
Total decrease in net assets	(122,139,909)	(54,731,122)

NET ASSETS
Beginning of period	226,589,235	281,320,357
End of period	$104,449,326	$226,589,235

Summary of capital share transactions is as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
Investor Class	Share	Value	Share	Value
Shares sold	169,348	$1,892,776	185,192	$2,607,506
Shares issued in reinvestment of distributions	30,832	313,248	43,349	585,217
Shares redeemed*	(375,107)	(4,101,474)	(655,279)	(9,216,124)[1]
Net decrease	(174,927)	$(1,895,450)	(426,738)	$(6,023,401)

	Year Ended December 31, 2022		Year Ended December 31, 2021
Institutional Class	Share	Value	Share	Value
Shares sold	1,664,628	$17,782,419	1,656,438	$23,481,894
Shares issued in reinvestment of distributions	214,739	2,196,781	414,328	5,639,010
Shares redeemed*	(7,622,197)	(84,556,399)	(6,263,848)	(88,083,518)[2]
Net decrease	(5,742,830)	$(64,577,199)	(4,193,082)	$(58,962,614)

*

Prior to December 28, 2022, there was a 2.00% redemption fee to the value of shares redeemed or exchanged within 90 days of purchase. The redemption fees were retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital. Effective December 28, 2022, the Fund eliminated its redemption fee.

[1]	Net of redemption fees of $2,020.
[2]	Net of redemption fees of $11,826.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

Financial Highlights for a capital share outstanding throughout the year

Investor Class

	Year Ended December 31,
	2022^	2021	2020	2019	2018
Net asset value, beginning of year	$13.66	$13.24	$14.26	$11.70	$15.08

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)*	0.28	0.19	(0.00)[1]	0.09	0.06
Net realized and unrealized gain (loss) on investments	(3.89)	0.59	(1.00)	2.83	(3.16)
Total from investment operations	(3.61)	0.78	(1.00)	2.92	(3.10)

LESS DISTRIBUTIONS
From net investment income	(0.21)	(0.36)	(0.02)	(0.10)	(0.06)
Net realized gains	—	—	—	(0.26)	(0.22)
Total distributions	(0.21)	(0.36)	(0.02)	(0.36)	(0.28)
Paid-in capital from redemption fees[2]	—	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net asset value, end of year	$9.84	$13.66	$13.24	$14.26	$11.70
Total return[4]	(26.48)%	5.93%	(7.01)%	25.05%	(21.07)%

SUPPLEMENTAL DATA
Net assets, end of year (thousands)	$14,847	$23,009	$27,956	$61,296	$63,584
Portfolio turnover rate	17%	33%	21%	28%	29%

RATIO OF EXPENSES TO AVERAGE NET ASSETS[3]
Before expense waivers/reimbursement and recoupments, including interest and dividend expense	1.72%	1.57%	1.55%	1.47%	1.44%
Before expense waivers/reimbursement and recoupments, excluding interest and dividend expense	1.72%	1.57%	1.55%	1.47%	1.44%
After expense waivers/reimbursement and recoupments, including interest and dividend expense	1.60%	1.57%	1.55%	1.47%	1.44%
After expense waivers/reimbursement and recoupments, excluding interest and dividend expense	1.60%	1.57%	1.55%	1.47%	1.44%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS[2]
Before expense waivers/reimbursement and recoupments, including interest and dividend expense	2.39%	1.35%	(0.04)%	0.69%	0.35%
After expense waivers/reimbursement and recoupments, including interest and dividend expense	2.52%	1.35%	(0.04)%	0.69%	0.35%

Portfolio turnover is calculated for the Fund as a whole

^

Prior to the close of business on December 27, 2022, the Fund was a series (the “Predecessor Fund”) of Evermore Funds Trust, an open-end management investment company organized as a Massachusetts business trust. The Predecessor Fund was reorganized into the Fund following the close of business on December 27, 2022 (the “Reorganization”). As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Performance and accounting information prior to December 28, 2022 included herein is that of the Predecessor Fund.

*	Calculated using the average shares outstanding method.
[1]	Amount less than $0.01.
[2]

Prior to December 28, 2022, there was a 2.00% redemption fee to the value of shares redeemed or exchanged within 90 days of purchase. The redemption fees were retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital. Effective December 28, 2022, the Fund eliminated its redemption fee.

[3]	Does not include expenses of the investment companies in which the Fund invests.
[4]

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment return does not reflect any applicable sales charge.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

Financial Highlights for a capital share outstanding throughout the year, Continued

Institutional Class

	Year Ended December 31,
	2022^	2021	2020	2019	2018
Net asset value, beginning of year	$13.77	$13.35	$14.35	$11.77	$15.20

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)*	0.33	0.23	0.03	0.12	0.09
Net realized and unrealized gain (loss) on investments	(3.95)	0.59	(1.00)	2.86	(3.30)
Total from investment operations	(3.62)	0.82	(0.97)	2.98	(3.21)

LESS DISTRIBUTIONS
From net investment income	(0.24)	(0.40)	(0.03)	(0.14)	0.00 [1]
Net realized gains	—	—	—	(0.26)	(0.22)
Total distributions	(0.24)	(0.40)	(0.03)	(0.40)	(0.22)
Paid-in capital from redemption fees[2]	—	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net asset value, end of year	$9.91	$13.77	$13.35	$14.35	$11.77
Total return[4]	(26.35)%	6.16%	(6.78)%	25.41%	(20.92)%

SUPPLEMENTAL DATA
Net assets, end of year (thousands)	$89,603	$203,580	$253,364	$533,731	$443,904
Portfolio turnover rate	17%	33%	21%	28%	29%

RATIO OF EXPENSES TO AVERAGE NET ASSETS[3]
Before expense waivers/reimbursement and recoupments, including interest and dividend expense	1.47%	1.32%	1.29%	1.22%	1.19%
Before expense waivers/reimbursement and recoupments, excluding interest and dividend expense	1.47%	1.32%	1.29%	1.22%	1.19%
After expense waivers/reimbursement and recoupments, including interest and dividend expense	1.35%	1.32%	1.29%	1.22%	1.19%
After expense waivers/reimbursement and recoupments, excluding interest and dividend expense	1.35%	1.32%	1.29%	1.22%	1.19%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS[2]
Before expense waivers/reimbursement and recoupments, including interest and dividend expense	2.71%	1.60%	0.21%	0.91%	0.60%
After expense waivers/reimbursement and recoupments, including interest and dividend expense	2.83%	1.60%	0.21%	0.91%	0.60%

Portfolio turnover is calculated for the Fund as a whole

^

Prior to the close of business on December 27, 2022, the Fund was a series (the “Predecessor Fund”) of Evermore Funds Trust, an open-end management investment company organized as a Massachusetts business trust. The Predecessor Fund was reorganized into the Fund following the close of business on December 27, 2022 (the “Reorganization”). As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Performance and accounting information prior to December 28, 2022 included herein is that of the Predecessor Fund.

*	Calculated using the average shares outstanding method.
[1]	Amount less than $0.01.
[2]

Prior to December 28, 2022, there was a 2.00% redemption fee to the value of shares redeemed or exchanged within 90 days of purchase. The redemption fees were retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital. Effective December 28, 2022, the Fund eliminated its redemption fee.

[3]	Does not include expenses of the investment companies in which the Fund invests.
[4]

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment return does not reflect any applicable sales charge.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

Notes to Financial Statements December 31, 2022

NOTE 1 – ORGANIZATION

The Evermore Global Value Fund (the “Fund”) is a series of The RBB Fund Trust (the “Trust”). The Trust was organized as a Delaware statutory trust on August 29, 2014 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund commenced operations on January 1, 2010 as a separate series (the “Predecessor Fund”) of Evermore Funds Trust, a Massachusetts business trust. Effective as of the close of business on December 27, 2022, the Predecessor Fund was reorganized into a new series of the Trust in a tax-free reorganization (the “Reorganization”). The Agreement and Plan of Reorganization pursuant to which the Reorganization was accomplished was approved by shareholders of the Predecessor Fund on December 21, 2022 (see Note 8). Unless otherwise indicated, references to the “Fund” in these Notes to Financial Statements refer to the Predecessor Fund and Fund. Evermore Global Advisors, LLC (the “Adviser”) served as the investment adviser to the Predecessor Fund and serves as the investment adviser to the Fund.

The investment objective of the Fund is to seek capital appreciation by investing in securities from markets around the world, including U.S. markets.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

The Fund offers Investor Class and Institutional Class shares. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. Investor Class shares have no sales charge. Institutional Class shares have no sales charge and are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, certain financial intermediaries, endowments, foundations and corporations. For Investor Class and Institutional Class shares, the offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

As a tax-free reorganization, any unrealized appreciation or depreciation on the securities held by the Fund on the date of Reorganization was treated as a non-taxable event, thus the cost basis of the securities held reflects their historical cost basis as of the date of Reorganization. Immediately prior to the Reorganization, the net assets, fair value of investments, net unrealized appreciation and fund shares outstanding of the Predecessor Fund were as follows:

Net Assets	Fair Value of Investments	Net Unrealized Appreciation	Fund Shares Outstanding
$104,322,957	$107,265,185	$13,373,967	10,773,951

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”).

A.

Investment Valuation and Fair Value Measurement. All domestic equity securities that are traded on a national securities exchange, except those listed on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) Global Market® are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price on each business day. If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and ask prices will be used, except on days when the ask price is more than 10% greater than the bid price. In such instances, the Adviser will price the security based on the fair value determined by the Adviser’s Valuation Committee. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter (“OTC”) market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and ask price will be used, except on days when the ask price is more than 10% greater than the bid price. In such instances, the Adviser will price the security based on the fair value determined by the Adviser’s Valuation Committee.

The Fund invests substantially in securities traded on foreign exchanges (see “Foreign Currency Translation” below). Investments that are primarily traded on foreign exchanges are generally valued in their local currencies as of the close of their primary exchange or market, or if there were no transactions on such day, at the mean between the bid and ask prices, except on days when the ask price is more than 10% greater than the bid price. In such instances, the Adviser will price the security based on the fair value determined by the Adviser’s Valuation Committee. The local prices are converted to U.S. dollars using the applicable currency exchange rates as of the close of the New

Evermore Global Value Fund

Notes to Financial Statements December 31, 2022, Continued

York Stock Exchange (“NYSE”). Exchange rates are provided daily by recognized independent pricing agents. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s exchange rate, and the relevant forward rates provided by an independent pricing service.

There may be less publicly available information about a foreign company than about a U.S. company. Foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to, or as uniform as, those of U.S. issuers. The number of securities traded, and the frequency of such trading, in non-U.S. securities markets, while growing in volume, is for the most part, substantially less in U.S. markets. As a result, securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issues. Transaction costs, the costs associated with buying and selling securities on non-U.S. securities markets may be higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund’s foreign investments may include both voting and non-voting securities, sovereign debt and participations in foreign government deals. The Fund may have greater difficulty taking appropriate legal action with respect to foreign issuers in U.S. courts.

For foreign securities traded on foreign exchanges, the Trust has selected Intercontinental Exchange’s Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the Fund. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges. The Fund utilizes a “trigger level”, which is a pre-determined percentage move in a specified index that must occur before foreign securities will be fair value priced using FVIS prices. The Fund utilizes a “confidence interval” when determining the use of the FVIS prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists. FVIS provides the confidence interval for each security for which it provides a price. If the FVIS provided price falls within the confidence interval, the Fund will value the particular security at that price. If the FVIS provided price does not fall within the confidence interval, the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices. There were no foreign equities fair valued using FVIS as of December 31, 2022.

Securities for which quotations are not readily available are valued in accordance with procedures adopted by the Trust’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation. Fundamental valuation methods may be used to fair value a security held by the Fund, which methods may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event that could have a significant impact on the value of the security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. The Securities and Exchange Commission (“SEC”) has adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”), which provides a framework for fund valuation practices. Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. Pursuant to the requirements of Rule 2a-5, the Board has designated the Adviser as its valuation designee to perform fair value determinations with respect to the Fund.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 —

Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. The types of assets generally included in this category are domestic equities listed in active markets and foreign equities listed in active markets that have not been fair valued using FVIS.

Level 2 —

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, credit risk, yield curves and similar data. The types of assets generally included in this category are bonds, financial instruments classified as derivatives and foreign equities fair valued using FVIS.

Level 3 —

Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or required significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, default rates and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may also

Evermore Global Value Fund

Notes to Financial Statements December 31, 2022, Continued

include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the level inputs used to value the Fund’s net assets as of December 31, 2022 (see Schedule of Investments for industry breakout):

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$77,413,417	$—	$—	$77,413,417
Corporate Obligations	—	—	11,202,784	11,202,784
Short-Term Investments	14,727,190	—	—	14,727,190
Securities Held as Collateral on Loaned Securities	3,253,390	—	—	3,253,390
Total Investments in Securities	95,393,997	—	11,202,784	106,596,781
Unrealized appreciation on Forward Foreign Currency *	—	151,569	—	151,569
Total Assets	$95,393,997	$151,569	$11,202,784	$106,748,350
Liabilities
Unrealized depreciation on Forward Foreign Currency*	—	779,654	—	779,654
Total Liabilities	$—	$779,654	$—	$779,654

*	Forward foreign currency contracts are reflected at the unrealized appreciation (depreciation).

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Common Stocks	Corporate Obligations	Warrants
Balance as of January 1, 2022	$701,820	$15,401,368	$73,831
Purchases	—	—	—
Sales proceeds and paydowns	(956,369)	—	(4,456)
Accreted discounts, net	—	—	—
Corporate Actions	—	—	—
Realized gain (loss)	(2,385,631)	—	4,456
Change in unrealized appreciation (depreciation)	2,640,180	(4,198,584)	(73,831)
Transfers into/(out of ) Level 3	—	—	—
Balance as of December 31, 2022	$—	$11,202,784	$—
Change in unrealized appreciation (depreciation) during the year for Level 3 investments held at December 31, 2022	$—	$(4,198,584)	$—

Evermore Global Value Fund

Notes to Financial Statements December 31, 2022, Continued

The Level 3 amounts disclosed in the table above consist of one security that is fair valued in good faith, using significant unobservable inputs, by the Adviser’s Valuation Committee. The table below indicates the quantitative information about Level 3 fair value measurements for the securities still held at December 31, 2022:

Investment Type	Fair Value	Valuation Methodology	Unobservable Input Type	Inputs	Market Value Impact if Input Increases
Corporate Obligation	15,140,944	Discounted Cash Flow	Credit Spread	14.71% to 15.56%	Decrease
			Discount Rate	0.91% to 1.36%	Decrease
			Illiquidity Rate	10.00%	Decrease

B.

Option Writing. Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Call options may also be written on reference instruments that the writer does not own.

When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium received and the amount paid for the closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. As of December 31, 2022, there were no written options held.

C. Financial Derivative Instruments. The Fund may use derivative instruments for risk management purposes and as part of its investment strategies. Generally, derivatives are financial instruments whose value depends on, or is derived from, the value of one or more underlying assets, reference rates, or indices (a “reference instrument”) and may relate to stocks, bonds, interest rates, currencies, commodities or related indices. Derivative instruments allow the Fund to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument.

Derivative instruments may be used for “hedging,” which means that they may be used when the Adviser seeks to protect the Fund’s investments from a decline in value resulting from changes to interest rates, market prices, currency fluctuations or other market factors. Derivative instruments may also be used for other purposes, including to seek to increase liquidity, provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), implement a tax or cash management strategy, gain exposure to a particular security or segment of the market, modify the effective duration of the Fund’s portfolio investments and/or enhance total return. However derivative instruments are used, their successful use is not assured and will depend upon, among other factors, the Adviser’s ability to gauge relevant market movements.

During the year ended December 31, 2022, the Fund utilized forward foreign currency exchange contracts to hedge its currency exposure through the use of forward foreign currency contracts. During the year, these forward foreign currency contracts have contributed positively to Fund performance. The Fund also invests a small portion of its assets in options to hedge portfolio tail risk. The Adviser views these as “disability insurance”, for times when global markets experience significant volatility. These options positively affected Fund performance during the period.

Evermore Global Value Fund

Notes to Financial Statements December 31, 2022, Continued

Statement of Assets and Liabilities

The following table shows the fair value of derivative instruments as of December 31, 2022 and their location on the Fund’s Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivative Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Foreign Exchange Contracts – Forward foreign currency contracts	Unrealized appreciation on forward foreign currency contracts	$151,569	Unrealized depreciation on forward foreign currency contracts	$779,654
Total		$151,569		$779,654

Statement of Operations

The following table shows the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022:

	Amount of Realized Gain (Loss) on Derivatives Recognized in Income
	Forward Foreign Currency Contracts	Written Options	Purchased Options*	Total
Foreign Exchange Contracts	$11,463,945	$—	$—	$11,463,945
Equity Contracts	—	(2,051,032)	1,263,806	(787,226)
Total	$11,463,945	$(2,051,032)	$1,263,806	$10,676,719

*	Included in net realized gain on investments in unaffiliated securities as reported on the Statement of Operations.

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Forward Foreign Currency Contracts	Written Options	Purchased Options*	Total
Foreign Exchange Contracts	$722,025	$—	$—	$722,025
Equity Contracts	—	293,745	(156,257)	137,488
Total	$722,025	$293,745	$(156,257)	$859,513

*	Included in change in net unrealized appreciation (depreciation) on investments in unaffiliated securities as reported on the Statement of Operations.

The average monthly value outstanding of purchased and written options during the year ended December 31, 2022 were as follows:

Purchased Options	$84,167
Written Options	$(60,000)

The average monthly notional value outstanding of forward foreign currency contracts during the year ended December 31, 2022 was $77,774,456.

D.	Principal Risks from the Investments.

Foreign Securities Risk. Securities of companies located outside the U.S. involve additional risks that can increase the potential for losses in the Fund to the extent that it invests in these securities. Investments in foreign securities may be affected by currency controls and exchange rates; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy;

Evermore Global Value Fund

Notes to Financial Statements December 31, 2022, Continued

greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price. To the extent that the Fund’s assets are significantly invested in a single country or geographic region, the Fund will be subject to the risks associated with that particular country or region.

Special Situations Risk. Investments in special situations (undervalued equities, merger arbitrage situations, distressed companies, etc.) may involve greater risks when compared to other investments the Fund may make due to a variety of factors. For example, mergers, acquisitions, reorganizations, liquidations or recapitalizations may fail or not be completed on the terms originally contemplated, and expected developments may not occur in a timely manner, if at all.

Small and/or Mid-Sized Companies Risk. Investments in securities of small and mid-sized companies tend to be more vulnerable to adverse developments and are more volatile and less liquid than securities of large companies. Compared to large companies, small and mid-sized companies tend to have analyst coverage by fewer Wall Street firms and may trade at prices that reflect incomplete or inaccurate information about the issuers of the securities or have less market interest for such securities.

Industry and Sector Risk. To the extent the Fund invests a significant portion of its assets in a particular industry or sector, the value of its investments will be affected by factors related to that industry or sector and may fluctuate more widely than that of a fund that invests more broadly across industries or sectors.

●

Communication Services Sector Risk. The Fund’s investments are exposed to issuers conducting business in the communication services sector. The communication services sector includes companies that facilitate communication and offer related content and information through various mediums. It includes telecom and media & entertainment companies including producers of interactive gaming products and companies engaged in content and information creation or distribution through proprietary platforms. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the communication services sector. The performance of companies operating in the communication services sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Increased sensitivity to short product cycles and aggressive pricing, challenges in bringing products to market and changes in demographics and consumer tastes also can affect the demand for, and success of, communication services products and services in the marketplace.

●

Energy Sector Risk. The Fund may invest to a significant extent in the energy sector of the economy. Companies in the energy industry may be significantly affected by volatile energy prices and supply and demand of energy fuels, conservation efforts, energy exploration and production, government regulation, weather or natural disasters and global events. Energy companies may also operate in, or do business in, countries with less developed regulatory regimes or countries with a history of expropriation, nationalization or other adverse policies. Because of this, the securities of energy companies can be very volatile. Energy companies may also have high levels of debt, making them more likely to restructure their businesses if there are market downturns in the energy sector or in the market as a whole.

●

Financial Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets.

●

Industrials Sector Risk – The Fund may invest to a significant extent in the industrials sector of the economy. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

●

Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment, and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the industries in the information technology sector. Additionally, success in the internet services and infrastructure industry is subject to continued demand for internet services.

Evermore Global Value Fund

Notes to Financial Statements December 31, 2022, Continued

Currency Exchange Rate Risk. The values of foreign securities issued or traded in foreign currencies may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund may also employ strategies intended to increase exposure to certain currencies. Such currency transactions involve additional risks, and the Fund’s strategies, if unsuccessful, may decrease the value of the Fund.

Derivative Investment Risk. Derivatives are subject to a number of risks, such as interest rate risk, market risk, credit risk, and foreign exchange risk. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund may lose more money than its initial investment in the derivative. A small investment in a derivative could have a relatively large positive or negative impact on the performance of the Fund, potentially resulting in losses to Fund shareholders. In addition, there is the risk that an investment in derivatives will not perform as anticipated, cannot be closed out at a favorable time or price, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

Emerging Market Risk. The risks of foreign investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. In addition, investments in certain emerging markets are subject to an elevated risk of loss resulting from market manipulation and the imposition of exchange controls (including repatriation restrictions). The legal rights and remedies available for investors in emerging markets may be more limited than the rights and remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors in emerging markets may be limited. Political and economic structures in emerging market countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets and declines of 50% or more are not uncommon. Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

Family-Controlled Companies Risk. The Fund may invest a significant portion of its assets in the securities of issuers that it deems to be “family-controlled companies.” Corporate governance standards of some family-controlled companies may be weaker and less transparent, which increases the potential for loss and unequal treatment of investors.

United States Investing Risk. A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as on the value of certain securities. In addition, a continued rise in the U.S. public debt level or U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the Fund has exposure.

An investment in the Fund is not a bank deposit or obligation of any bank and is not endorsed or guaranteed by any bank and is not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

E.

Offsetting Assets and Liabilities. The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

Evermore Global Value Fund

Notes to Financial Statements December 31, 2022, Continued

The table below, as of December 31, 2022, discloses both gross information and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities and instruments and transactions that are subject to an agreement similar to a master netting agreement, as well as amounts related to collateral held at clearing brokers and counterparties. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statement of Assets and Liabilities.

Assets

				Gross Amounts not offset in the Statement of Assets and Liabilities
Description/ Counterparty	Gross Amounts Presented in Statement of Assets & Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received		Net Amount
Securities out on loan U.S. Bank N.A.	$3,036,967	$—	$3,036,967	$—	$(3,036,967	)1	$—
Forward Foreign Currency Contracts Bank of New York	151,569	—	151,569	(151,569)	—		—
	$3,188,536	$—	$3,188,536	$(151,569)	$(3,036,967)		$—

Liabilities

				Gross Amounts not offset in the Statement of Assets and Liabilities
Description/ Counterparty	Gross Amounts Presented in Statement of Assets & Liabilities	Financial Instruments with Allowable Netting	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Forward Foreign Currency Contracts Bank of New York	$779,654	$—	$779,654	$(151,569)	$(628,085)	$—
	$779,654	$—	$779,654	$(151,569)	$(628,085)	$—

[1]	The Fund received cash collateral of $3,253,390, which was subsequently invested in the First American Government Obligations Fund - Class X as reported in the Schedule of Investments.

In some instances, the collateral amounts disclosed in the tables were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received/pledged may be more than the amounts disclosed herein.

F.	Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into

U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Evermore Global Value Fund

Notes to Financial Statements December 31, 2022, Continued

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in exchange rates.

G.

Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

A regulated investment company may elect to treat any portion of its qualified late year losses as arising on the first day of the next taxable year. Qualified late year losses are any ordinary and net capital losses incurred between November 1 and the end of the fiscal year, December 31. For the taxable year ended December 31, 2022, the Fund does not intend to defer any late-year ordinary and capital losses.

As of December 31, 2022, the Fund had Short Term Capital Loss Carryovers of $7,511,678 and Long Term Capital Loss Carryovers of $55,154,488 available for federal income tax purposes. During the tax year ended December 31, 2022, the Fund did not utilize any Short Term Capital Loss Carryover or Long Term Capital Loss Carryover.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2022, the Fund had no reclassifications of net assets.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as other expense in the Statement of Operations. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years (2019-2021), or expected to be taken in the Fund’s 2022 tax returns. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

The Fund seeks to recover a portion of foreign withholding taxes applied to income earned in jurisdictions where favorable treaty rates for US investors are available. The portion of such taxes believed to be recoverable is reflected as an asset on the Statement of Assets and Liabilities under the caption “Dividend Reclaims”.

H.

Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts as hedges against either specific transactions or fund positions. The aggregate principal amount of the contracts are not recorded because the Fund intends to settle the contracts prior to delivery. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains or losses at the time the forward contracts are extinguished. For federal income tax purposes, the Fund elected capital treatment for all realized and unrealized transactions on forward foreign currency contracts during the year December 31, 2022.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit a potential gain that might result should the value of the currency increase. These contracts involve market risk in excess of the amount reflected in the Fund’s Statement of Assets and Liabilities. The face or contract amount in U.S. dollars reflects the total exposure the Fund has in that particular currency contract. In addition, there could be exposure to risks (limited to the amount of unrealized gains) if the counterparties to the contracts are unable to meet the terms of their contracts.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of counterparties. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down by at least the predetermined threshold amount.

Evermore Global Value Fund

Notes to Financial Statements December 31, 2022, Continued

I.

Short Sales. The Fund may make short sales of securities, including “short sales against the box.” In a short transaction, a fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund expects to make short sales (i) as a form of hedging to offset potential declines in long positions in similar securities, (ii) in order to maintain portfolio flexibility and (iii) for profit.

When the Fund makes a short sale, its broker borrows the security to be sold short and the broker-dealer maintains the proceeds of the short sale while the short position is open. The Fund must keep the proceeds account marked to market and must post additional collateral for its obligation to deliver securities to replace the securities that were borrowed and sold short. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

A Fund’s obligation to replace borrowed securities will be secured by collateral deposited with the broker-dealer or the Fund’s custodian bank, which usually consists of U.S. government securities or other high grade liquid securities similar to those borrowed. The Fund will also be required to segregate similar collateral to the extent, if any (excluding any proceeds of the short sales), necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short.

Short sales carry risks of loss if the price of the security sold short increases after the sale. In this situation, when a Fund replaces the borrowed security by buying the security in the securities market, the Fund may pay more for the security than it has received from the purchaser in the short sale. A Fund may, however, profit from a change in the value of the security sold short, if the price decreases. As of December 31, 2022, there were no short sales.

J.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Discounts/premiums on debt securities purchased are accreted/ amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the full value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

K.

Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Fund, which are determined in accordance with income tax regulations, are normally declared and paid on an annual basis. Distributions are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements.

L.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

M. Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. As discussed in Note 1, certain shares are subject to a redemption fee if sold before a specified holding period. Any redemption fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund retains the fee charged as paid-in-capital and such fees become part of the Fund’ daily NAV calculation.

N.

Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

O.

Securities Lending. The Fund is authorized to lend securities it holds to brokers, and other financial organizations. This activity is subject to an agreement where U.S. Bank N.A. acts as the Fund’s agent. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Pursuant to these agreements, income earned from the securities lending program is paid to the Fund, net of any fees paid to U.S. Bank N.A. and is recognized as “Securities lending net income” on the Statement of Operations.

Lending of the Fund’s securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral in instances when the value of the collateral is less than the loaned securities, (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or (iv) the Fund may experience

Evermore Global Value Fund

Notes to Financial Statements December 31, 2022, Continued

losses related to the reinvestment of collateral. To minimize these risks, loans must be continuously secured by collateral consisting of cash or securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, or an irrevocable standby letter of credit or any combination thereof. The collateral and the securities loaned shall be marked to market daily. Upon the origination of any loan, collateral required by U.S. Bank N.A. shall be equal to 100% of the market value (plus accrued interest) of the securities loaned. The collateral must be received concurrently with delivery of the loaned securities and the collateral must be kept in an account appropriately segregated by the custodian from any assets belonging to the Fund. The value of the collateral requirement is determined based upon the closing price of a borrowed security, with the collateral balance adjusted the following business day. Although there is no specified time limit regarding how long a security may be out on loan, the Fund or the borrower may request that a security on loan be returned at any time. If the Fund requests that a specific security be returned, and the borrower fails to return such security, the Fund will be able to retain the borrower’s collateral. Assets in the collateral account will be invested by U.S. Bank N.A., as directed by the Adviser in a short term U.S. government money market instrument that constitutes an “Eligible Security” (as defined in Rule 2a-7 under the Investment Company Act). All of the assets that are held by the collateral account will be valued on an amortized cost basis to the extent permitted by applicable Commission or staff releases, rules, letters or orders.

During the year ended December 31, 2022, the Fund had loaned securities that were collateralized by cash. The cash collateral received was invested in the First American Government Obligations Fund - X Class Shares and is presented in the Fund’s Schedule of Investments as “Securities Held as Collateral on Loaned Securities.” The securities lending program restricts investments to several prescribed money market funds along with a collateralized separate account investment option.

P.

Restricted and Illiquid Securities. The Fund will not purchase nor otherwise acquire any investment if, as a result, more than 15% of its net assets (taken at current market value) would be invested in securities that are illiquid. Generally speaking, an illiquid security is any asset or investment of which the Fund cannot sell a normal trading unit in the ordinary course of business within seven days at approximately the value at which the Fund has valued the asset or investment, including securities that cannot be sold publicly due to legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

Over the past several years, strong institutional markets have developed for various types of restricted securities, including repurchase agreements, some types of commercial paper, and some corporate bonds and notes (commonly known as “Rule 144A Securities”). Securities freely salable among qualified institutional investors under special rules adopted by the SEC, or otherwise determined to be liquid, may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Board will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 15% test. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect the Fund’s liquidity. The Fund may, from time to time, participate in private investment vehicles and/or in equity or debt instruments that do not trade publicly and may never trade publicly. These types of investments carry a number of special risks in addition to the normal risks associated with equity and debt investments. In particular, private investments are likely to be illiquid, and it may be difficult or impossible to sell these investments under many conditions. The Fund may from time to time establish one or more wholly-owned special purpose subsidiaries in order to facilitate the Fund’s investment program which may reduce certain of the costs (e.g. tax consequences) to the Fund.

Q. REIT Distributions. The character of distributions received from real estate investment trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

R.

LIBOR Discontinuation. Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the Financial Conduct Authority (“FCA”) announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and ICE Benchmark Administrator have since announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing Secured Overnight Financing Rate (“SOFR”) that is

Evermore Global Value Fund

Notes to Financial Statements December 31, 2022, Continued

intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will depend on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. For example, current information technology systems may be unable to accommodate new instruments and rates with features that differ from LIBOR. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

S.

SEC Rule 18f-4. Effective August 19, 2022, the SEC implemented Rule 18f-4 under the 1940 Act (“Rule 18f-4”), providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. Among other things, Rule 18f-4 limits a fund’s derivatives exposure through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. The Fund, as a limited derivatives user (as defined in Rule 18f-4), is not subject to the full requirements of Rule 18f-4. The Fund is required to comply with Rule18f-4 and has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4.

T.

Subsequent Events. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The Fund has determined that there was the following subsequent event:

Pursuant to a Purchase and Assignment and Assumption Agreement dated February 17, 2023 (the “Purchase Agreement”) between the Adviser and MFP Investors, LLC (“MFP”), the Adviser has committed to sell substantially all of its business and advisory assets to MFP. Contemporaneously, it is proposed that F/m Investments, LLC d/b/a North Slope Capital, LLC (“F/m”) will be appointed as the investment adviser to the Fund and MFP will be appointed as the sub-adviser to the Fund (the Purchase Agreement and change in management are collectively referred to herein as, the “Transaction”). The Transaction is expected to close on March 31, 2023 (the “Closing Date”). Following the Closing Date, the Fund’s portfolio managers will be employed by MFP, ensuring a continuity of portfolio management service to the Fund.

The new investment advisory agreement with F/m (the “New Investment Advisory Agreement”) and the new sub-advisory agreement between F/m and MFP (the “New Sub-Advisory Agreement”) were approved by the Trust’s Board and will require approval by the Fund’s shareholders to take effect. Accordingly, a special meeting of the Fund’s shareholders will be held on or about March 31, 2023, at which the Fund’s shareholders will be asked to consider and approve the New Investment Advisory Agreement and New Sub-Advisory Agreement. In advance of the meeting, Fund shareholders entitled to vote at the meeting will receive proxy materials providing more information about F/m, MFP, and the New Investment Advisory Agreement and New Sub-Advisory Agreement. The Fund’s investment strategies, advisory fees and other terms will not change as a result of the approval of the New Investment Advisory Agreement or the New Sub-Advisory Agreement.

The Fund has evaluated subsequent events and transactions through the date the financial statements were issued and determined that no additional events occurred that require disclosure.

NOTE 3 – INVESTMENT ADVISORY FEES, SERVICING FEES, AND OTHER FEES AND EXPENSES

The Adviser provides the Fund with investment management services under an Investment Advisory Agreement between the Trust and the Adviser (the “Agreement”). Prior to December 28, 2022, the Adviser provided the Predecessor Fund with investment management services under an Investment Advisory Agreement between Evermore Funds Trust and the Adviser (the “Prior Agreement”). The Agreement has the same fee structures as the Prior Agreement, and the services provided by the Adviser to the Predecessor Fund under the Prior Agreement are substantially the same as those provided under the Agreement. Under the Agreement, the Adviser furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.99% based upon the average daily net assets of the Fund. As compensation for its services, for the year ended December 31, 2022, the Fund and Predecessor Fund, together, incurred $1,546,689 in advisory fees, of which $75,467 was payable to the Adviser at December 31, 2022.

Evermore Global Value Fund

Notes to Financial Statements December 31, 2022, Continued

In connection with the solicitation of shareholders’ approval of the Reorganization, the Adviser contractually agreed to continue for the Fund through December 31, 2023 the same expense limitation and reimbursement arrangements that were in place for the Predecessor Fund prior to the Reorganization.

Pursuant to an expense limitation agreement, the Adviser has contractually agreed to limit the amount of the Fund’s total annual operating expenses (excluding taxes, interest on borrowings, acquired fund fees and expenses, dividends on securities sold short, brokerage commissions, and other expenditures, which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of business) to 1.60% of the Fund’s average daily net assets attributable to Investor Class shares and to 1.35% of the Fund’s average daily net assets attributable to Institutional Class shares through December 31, 2023. The Adviser is permitted to recoup, on a class by class basis, any fees it has waived or deferred or expenses it has borne pursuant to an expense limitation agreement to the extent that the Fund’s expenses (after any repayment is taken into account) do not exceed both of (i) the expense limitations that were in effect at the time of the waiver or reimbursement, and (ii) the current expense limitations. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after date on which the fees and expenses were waived or deferred.

During the current fiscal period, investment advisory fees accrued, waived and/or reimbursed were as follows:

FUND	GROSS ADVISORY FEES	WAIVERS AND/OR REIMBURSEMENTS	RECOUPMENTS	NET ADVISORY FEES
Evermore Global Value Fund	$1,546,689	$(190,356)	$—	$1,356,333

As of the end of the reporting period, the Fund had amounts available for recoupment by the Adviser as follows:

	EXPIRATION
FUND	December 31, 2023	December 31, 2024	December 31, 2025	TOTAL
Evermore Global Value Fund	$—	$—	$190,356	$190,356

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly-owned subsidiary of U.S. Bank N.A., serves as the Fund’s administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund. Fund Services also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.

Quasar Distributors, LLC (the “Distributor”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Prior to the Reorganization, Compass Distributors, LLC, an affiliate of Foreside Financial Group, LLC, served as the Fund’s distributor.

Prior to the Reorganization, the Predecessor Fund maintained a line of credit (“LoC”) with U.S. Bank N.A. to be used for temporary or emergency purposes, primarily for financing redemption payments, using the securities in the Predecessor Fund portfolio as collateral. The Board of Trustees of Evermore Funds Trust approved the LoC at a meeting held on August 22, 2018 and, at a meeting held on November 4, 2022, approved the renewal of the LoC. Borrowing under the LoC was limited to the lesser of 15% of the total market value of the Predecessor Fund, 33.33% of the Predecessor Fund’s unencumbered assets, or $20,000,000 for the Predecessor Fund. The interest rate payable by the Predecessor Fund on outstanding borrowings was equal to the prime rate, which was 7.50% at December 27, 2022, the date on which the LoC was terminated in connection with the Reorganization. Interest expense incurred for the Predecessor Fund, if any, is disclosed on the Statement of Operations. The Fund did not borrow during the year ended December 31, 2022.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Investor Class shares. The Plan provides that the Fund may pay a fee to the Distributor at an annual rate of 0.25% of the average daily net assets of Investor Class shares. No distribution or shareholder servicing fees are paid by Institutional Class shares. These fees may be used by the Distributor to provide compensation for sales support distribution activities, or shareholder servicing activities.

Evermore Global Value Fund

Notes to Financial Statements December 31, 2022, Continued

NOTE 4 – DIRECTOR AND OFFICER COMPENSATION

The Trustees of the Trust receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as Chief Compliance Officer of the Trust. Vigilant Compliance, LLC is compensated for the services provided to the Trust. Employees of the Trust serve as President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development of the Trust. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Trust. They are not compensated by the Fund or the Trust. For Trustee and Officer compensation amounts, please refer to the Statement of Operations.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $24,976,882 and $85,689,852, respectively.

There were no purchases or sales of long-term U.S. government securities for the year ended December 31, 2022.

NOTE 6 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended December 31, 2022 and for the year ended December 31, 2021 for the Fund were as follows:

	December 31, 2022	December 31, 2021
Distributions paid from:
Ordinary income*	$2,587,418	$6,425,493
Long-term capital gains**	—	—
Total distributions	$2,587,418	$6,425,493

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Fund designates this distribution as long-term capital gain dividends pursuant to Internal Revenue Code Section 852(b)(3)(C).

As of December 31, 2022, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund was as follows:

Cost of investments	$91,522,587
Gross tax unrealized appreciation	28,392,180
Gross tax unrealized depreciation	(13,317,986)
Net tax unrealized appreciation	15,074,194

As of December 31, 2022, the components of distributable earnings (losses) on a tax basis was as follows:

Undistributed ordinary income	$2,053,713
Undistributed long-term capital gain	—
Capital loss carryforward	(62,666,166)
Other accumulated losses	(8,921,014)
Unrealized appreciation/(depreciation)	15,034,220

The difference between cost of investments for financial reporting and cost of investments for Federal income tax purposes was due primarily to timing differences in recognizing certain gains and losses on security transactions (e.g., wash sale loss deferrals, passive foreign investment company transactions, and unrealized gains (losses) recognition of derivatives).

Evermore Global Value Fund

Notes to Financial Statements December 31, 2022, Continued

NOTE 7 – INVESTMENTS IN AFFILIATES

The Fund owned 5% or more of the voting securities of the following companies during the year ended December 31, 2022. As a result, these companies are deemed to be affiliated companies. The below table represents market value:

Issuer	Value January 1, 2022	Purchases	Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Lamington Road Grantor Trust (United States) (1)	$701,820	$—	$(956,369)	$(2,385,631)	$2,640,180
Lamington Road Grantor Trust Warrant (United States) (1)	73,831	—	(4,456)	4,456	(73,831)
Lamington Road DAC 9.750% Cash or 14.000% PIK, 4/7/2121 (United States) (1)	15,401,368	—	—	—	(4,198,584)
	$16,177,019	$—	$(960,825)	$(2,381,175)	$(1,632,235)

Issuer	Dividend Income	Interest Income	Value December 31, 2022	Share Balance December 31, 2022
Lamington Road Grantor Trust (United States) (1)	$—	$—	$—	$—
Lamington Road Grantor Trust Warrant (United States) (1)	—	—	—	—
Lamington Road DAC 9.750% Cash or 14.000% PIK, 4/7/2121 (United States) (1)	—	1,468,679	11,202,784	15,140,9442
	$—	$1,468,679	$11,202,784	$15,140,944

(1)	Issuer was no longer an affiliate as of December 31, 2022.
(2)	Principal Amount.

NOTE 8 — REPORT OF THE FUND’S SPECIAL SHAREHOLDER MEETING (UNAUDITED)

A Special Meeting of Shareholders of the Predecessor Fund (the “Meeting”) was held on December 21, 2022 to approve a proposed Agreement of and Plan of Reorganization providing for the sale of all the assets of the Predecessor Fund to, and the assumption of all of the liabilities of the Predecessor Fund by, a newly–created series of the Trust (the Fund), in exchange for the Fund’s shares, which would be distributed pro rata by the Predecessor Fund to the holders of its shares in complete liquidation of the Predecessor Fund.

All of the holders of record of shares of the Predecessor Fund at the close of business on October 10, 2022, respectively, were entitled to vote at the Meeting. The total of shares outstanding on such date was 12,067,541.609.

Of the 6,134,203,535 shares of the Predecessor Fund present in person or by proxy at the Meeting, 6,129,523.611, or 99.924% voted in favor of the Reorganization (representing 50.794% of total outstanding shares), 4,586.732 or 0.075%, voted against the Reorganization, and 93.192 or 0.001% withheld from voting for the Reorganization. Accordingly, the Reorganization was approved.

Evermore Global Value Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Evermore Global Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Evermore Global Value Fund (the “Fund”) (one of the funds constituting The RBB Fund Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting The RBB Fund Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2009.

Philadelphia, Pennsylvania
February 28, 2023

Evermore Global Value Fund

Annual Review of Liquidity Risk Management Program (Unaudited)

The Trust has adopted and implemented a written Liquidity Risk Management Program (the “RBB Program”) as required by Rule 22e-4 under the 1940 Act (“Rule 22e-4”). In accordance with the RBB Program, the Adviser has adopted and implemented a Liquidity Risk Management Program on behalf of the Fund. Prior to the Reorganization, Evermore Funds Trust adopted and implemented on behalf of the Predecessor Fund a written Liquidity Risk Management Program as required by Rule 22e-4 (the “Program”).

The Program sought to assess, manage and review the Predecessor Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that the Predecessor Fund could not meet requests to redeem shares issued by the Predecessor Fund without significant dilution of remaining investors’ interest in the Predecessor Fund.

The Board of Trustees of Evermore Funds Trust (the “Evermore Board”) appointed a group of individuals associated with Evermore Funds Trust and the Adviser to serve as the program administrator for the Program (the “Program Administrator”). The Program Administrator was responsible for the administration and oversight of the Program and for reporting to the Evermore Board on at least an annual basis regarding, among other things, the Program’s operation, adequacy, and effectiveness.

At a meeting held on November 4, 2022, the Evermore Board received and reviewed a written report (the “Report”) of the Program Administrator concerning the operation of the Program for the period from October 2021 through October 2022 (the “Period”). The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in reviewing the adequacy and effectiveness of the implementation of the Program with respect to the Predecessor Fund. The Report stated, among other things, that: (i) the Predecessor Fund’s strategy was appropriate for an open-end fund during both normal and reasonably foreseeable stressed conditions; (ii) it continued to be appropriate to not set a “highly liquid investment minimum” for the Predecessor Fund because the Predecessor Fund primarily held “highly liquid investments” (investments that the Predecessor Fund anticipated could be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iii) the Predecessor Fund had not breached the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment); (iv) the Predecessor Fund had sufficient tools available to meet liquidity needs; (v) the use of the Predecessor Fund’s third-party vendor continued to be appropriate; and (vi) the Program operated adequately during the Period. The Report also indicated that there were no material changes made to the Program during the Period.

Based on the review, the Report concluded that the Program was being implemented effectively and reasonably designed to assess and manage Liquidity Risk in the Predecessor Fund’s portfolio.

There can be no assurance that the RBB Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

Evermore Global Value Fund

Approval of Investment Advisory Agreement (Unaudited)

As required by the 1940 Act, the Board, including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), considered the approval of the investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Agreement”), at a meeting of the Board held on May 11-12, 2022 (the “Meeting”). At the Meeting, the Board, including all of the Independent Trustees, approved the Agreement for an initial period ending August 16, 2023. The Board’s decision to approve the Agreement reflects the exercise of its business judgment. In approving the Agreement, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Trustees and the Trust.

In considering the approval of the Agreement, the Trustees took into account all materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Trustees considered (i) the nature, extent, and quality of the Adviser’s services proposed to be provided to the Fund; (ii) descriptions of the experience and qualifications of the Adviser’s personnel providing those services; (iii) the Adviser’s investment philosophies and processes; (iv) the Adviser’s assets under management and client descriptions; (v) the Adviser’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) the Adviser’s proposed advisory fee arrangement with the Trust and other similarly managed clients; (vii) the Adviser’s compliance policies and procedures; (viii) the Adviser’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Broadridge/Lipper comparing the Predecessor Fund’s management fees and total expense ratio to those of its Lipper peer group; and (xi) information comparing the performance of the Predecessor Fund to the performance of its benchmark indices.

As part of their review, the Trustees considered the nature, extent and quality of the services proposed to be provided by the Adviser to the Fund. The Trustees concluded that the Adviser had substantial resources to provide services to the Fund and that the nature, extent and quality of those services was satisfactory.

The Trustees also considered the investment performance of the Predecessor Fund. The Trustees noted that the Predecessor Fund’s performance ranked in the 5th quintile within its Lipper peer group for the one-, three-, five- and ten-year periods ended August 31, 2021. The Trustees considered the Fund’s investment performance in light of its investment objective and strategies.

The Board also considered the advisory fee rate payable by the Fund under the proposed Agreement. In this regard, information on the fees to be paid by the Fund and the Fund’s expected total operating expense ratio (before and after fee waivers and expense reimbursements) was compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Trustees noted that the Adviser had contractually agreed to waive management fees and reimburse expenses through at least December 31, 2023 to limit total annual operating expenses to agreed upon levels for the Fund.

After reviewing the information regarding the Fund’s costs, the Adviser’s estimated profitability and economies of scale, and after considering the Adviser’s services, the Trustees concluded that the investment advisory fees proposed to be paid by the Fund were fair and reasonable and that the Agreement should be approved for an initial period ending August 16, 2023.

Evermore Global Value Fund

Trustees and Executive Officers (Unaudited)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. The Trustees and executive officers of the Trust, their ages, business addresses and principal occupations during the past five years are set forth below.

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years	Other Directorships During the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by the Trustee*
Independent Trustees
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 89	Trustee	June 2021 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	AMDOCS Limited (service provider to telecommunications companies).	57
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 56	Trustee	June 2021 to present	Since 2020, Chief Financial Officer, Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009 - 2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).	57
Lisa A. Dolly 615 East Michigan Street Milwaukee, WI, 53202 Age: 56	Director	October 2021 to present	From July 2019-December 2019, Chairman, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm).	57
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Trustee	June 2021 to present	Since 1997, Consultant, financial services organizations.	IntriCon Corporation (biomedical device manufacturer); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance) (until March 2021).	57

Evermore Global Value Fund

Trustees and Executive Officers (Unaudited), Continued

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years	Other Directorships During the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by the Trustee*
Independent Trustees (continued)
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 74	Chairman and Trustee	June 2021 to present	Retired.	EIP Investment Trust (registered investment company) (until August 2022).	57
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 62	Trustee	June 2021 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983- 2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company); WisdomTree Investments, Inc. (asset management company) (until March 2019).	57
Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Trustee	June 2021 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	None.	57
Interested Trustee[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 84	Vice Chairman and Trustee	June 2021 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	None.	57
Officers
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 63	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO Investments LLC.	N/A	N/A

Evermore Global Value Fund

Trustees and Executive Officers (Unaudited), Continued

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years	Other Directorships During the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by the Trustee*
Officers (continued)
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Ste. 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 60	Chief Compliance Officer	June 2021 to present

Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); Since 2004, Chief Compliance Officer of The RBB Fund, Inc.; President of The RBB Fund, Inc. from 2009 to 2022; President of The RBB Fund Trust from 2021 to 2022.

				N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 62	Chief Financial Officer and Secretary Chief Operating Officer	June 2021 to present August 2022 to present

Chief Financial Officer and Secretary of The RBB Fund, Inc. (since 2016); Chief Operating Officer of The RBB Fund, Inc. (since 2022); from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 48	Director of Marketing & Business Development	June 2021 to present	Director of Marketing & Business Development of The RBB Fund, Inc. (since 2019); from 2000-2019, Managing Director, Third Avenue Management LLC (investment advisory firm).	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 40	Assistant Treasurer	June 2021 to present

Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2016 to 2020, Assistant Vice President, U.S. Bank Global Fund Services; from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).

				N/A	N/A

Evermore Global Value Fund

Trustees and Executive Officers (Unaudited), Continued

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years	Other Directorships During the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by the Trustee*
Officers (continued)
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 51	Assistant Secretary	June 2021 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 63	Assistant Secretary	June 2021 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 43	Assistant Secretary	June 2021 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Trustee oversees 57 portfolios of the fund complex, consisting of the series in the Trust (9 portfolios) and The RBB Fund, Inc. (48 portfolios).
[1]

Subject to the Trust’s Retirement Policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Trustee. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2]

Mr. Sablowsky is considered an “interested person” of the Trust as that term is defined in the 1940 Act and is referred to as an “Interested Trustee.” Mr. Sablowsky is considered an “Interested Trustee” of the Trust by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

Evermore Global Value Fund

Trustees and Executive Officers (Unaudited), Continued

Trustee Experience, Qualifications, Attributes and/or Skills

The information above includes each Trustee’s principal occupations during the last five years. Each Trustee possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Trustee. The cumulative background of each Trustee led to the conclusion that each Trustee should serve as a Trustee of the Trust. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, and investment services industry, including service on the boards of industry regulatory organizations and a university. Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company.

Evermore Global Value Fund

Additional Information (Unaudited)

Federal Tax Information (Unaudited)

For the fiscal year ended December 31, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.80%, as provided for by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2022 was 9.09%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended December 31, 2022 was 0.00%.

Pursuant to Section 853 of the Internal Revenue Code the Fund designated the following amounts as foreign taxes paid for the year ended December 31, 2021. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Foreign Dividend Income	$5,380,082
Foreign Taxes Paid	897,996
Foreign Taxes Paid per share	0.085134

Foreign Tax Credit/Deduction	897,996
Foreign Tax Credit/Deduction per share	0.06408363

Fund shares Outstanding as of December 31, 2022	10,548,007

Proxy Voting (Unaudited)

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling 866-EVERMORE (866) 383-7667 and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings (Unaudited)

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.

Information About Householding (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 866-EVERMORE (866) 383-7667 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Evermore Global Value Fund

Privacy Notice (Unaudited)

FACTS	WHAT DOES EVERMORE GLOBAL VALUE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Evermore Global Value Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Evermore Global Value Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share.
For joint marketing with other financial companies	No	We don’t share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share.
For our affiliates to market to you	No	We don’t share.
For nonaffiliates to market to you	No	We don’t share.

Questions?	Call 866-EVERMORE (866-383-7667) or go to www.evermoreglobal.com

What we do
How does Evermore Global Value Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Evermore Global Value Fund collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include companies such as Evermore Global Advisors, LLC.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Evermore Global Value Fund doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Evermore Global Value Fund doesn’t jointly market.

Evermore Global Value Fund

Privacy Notice (Unaudited), Continued

Investment Adviser
EVERMORE GLOBAL ADVISORS, LLC
89 Summit Avenue
Summit, NJ 07901

Administrator and Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O Box 701
Milwaukee, WI 53202

Principal Underwriter
QUASAR DISTRIBUTORS, LLC
111 E Kilbourn Ave, Suite 2200
Milwaukee, WI 53202

Custodian
U S BANK N A
Custody Operations
1555 N RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

Legal Counsel
FAEGRE DRINKER BIDDLE & REATH LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103

	Ticker	Cusip
Evermore Global Value Fund
Investor Class	EVGBX	300397106
Institutional Class	EVGIX	300397122

WWW.EVERMOREGLOBAL.COM

Ever-AR22

The Torray Fund

The Torray Fund

Letter to Shareholders (Unaudited)

January 10, 2023

Dear Fellow Shareholders:

In the second half of 2022 the Torray Fund (“Fund”) gained 9.64%, ahead of 6.11% for the Russell 1000 Value Index (“Russell Value”) and 2.31% for the Standard & Poor’s 500 Index (“SP500”). For the full year, the Fund’s return was -0.98%, compared to -7.54% and -18.11% for the Russell Value and SP500, respectively. In a tough year, only two of the eleven SP500 sectors generated positive returns - energy advanced 65.7% and utilities 1.6%. Representing approximately 10% of total Fund assets, energy was the largest contributor to Fund results during the year, partially offsetting declines in communication services and non-bank financials. We believe the opportunity for outsized returns in the energy sector is likely behind us. As a result, we trimmed energy positions on strength but maintained a core exposure as we feel the sector outlook remains favorable.

Since our mid-year report, we have eliminated two holdings and initiated four new positions. RenaissanceRe Holdings Ltd. (RNR) was sold as part of a program to reduce the Fund’s 2022 tax liability. While we continue to like the industry fundamentals supporting automotive aftermarket retail, we sold Genuine Parts Company (GPC) to take advantage of its recent price strength and redeployed proceeds into Advance Auto Parts, Inc. (AAP). Additional investments included Home Depot, Inc. (HD), Lennar Corporation (LEN.B) and Qualcomm Incorporated (QCOM), all of which weakened, in part, due to rising interest rates during the year.

●

Advance Auto Parts, Inc. is a supplier and distributor of aftermarket automotive products for both professional mechanics and do-it-yourselfers. The company has suffered from inconsistent business results, largely in supply chain and distribution challenges. We believe management is implementing a reasonable plan to resolve the issues and achieve operational metrics closer to industry peers.

●

Home Depot, Inc. is the world’s largest home improvement retailer, operating over 2,300 warehouse-format stores in the US, Canada and Mexico. Economies of scale create low-cost advantages which support above average returns on capital. Over time, we believe the company will likely benefit from a normalization of interest rates and recovery in the housing and construction industries.

●

Lennar Corporation (Class B) is the second largest US homebuilder with operations in the eastern, central and western states, including Texas. We think the company is well positioned to weather the current housing downturn, having in recent years focused on cash flow generation for debt reduction, dividend increases and opportunistic share repurchases. In our view, an aging housing stock and inventory shortage should bolster results in the years ahead.

●	Qualcomm Incorporated is the world’s largest wireless chip vendor. The company develops and licenses wireless technology and designs chips for smartphones, and in recent years

1

The Torray Fund

Letter to Shareholders (Unaudited)

January 10, 2023

has expanded to new markets such as automotive, Internet of Things (IoT) and RF front-end applications. The market’s concerns about semiconductor supplies and inventories pressured shares, allowing us to invest in this wireless technology leader at modest prices to earnings and free cash flow.

Succumbing to the sharp rise in inflation and interest rates, financial markets had a year to forget. The SP500 experienced its worst year since 2008, while the Bloomberg US Aggregate Bond Index decline of 13% was its worst since at least 1976. The broad-based malaise distinguishes 2022 as one of only three years since 1922 in which both stocks and bonds declined (the others being 1931 and 1969).

Long-term investors should welcome these results. Stimulative monetary and fiscal policies following the pandemic distorted financial asset prices, with equity and fixed-income prices elevated by interest rates hovering near zero. Inflation finally forced the Federal Reserve to aggressively raise rates during 2022 (the Federal Funds rate increased 18-fold, from .25% to 4.50%), putting the brakes on interest-sensitive industries such as housing and autos. Prospects for both equity and fixed income investors are now likely to improve, if inflation continues to moderate. The forward price/earnings ratio for the SP500 is currently around 16.5x, just below its 10-year average. The Fund’s diversified portfolio of profitable businesses has a modest twelve-month forward price/earnings ratio of 13.2x, and we believe it should benefit from a continued normalization of financial market conditions.

We are grateful for the confidence you have placed in us. Thank you for your continued investment in the Fund.

Sincerely,

Shawn M. Hendon	Jeffrey D. Lent	Brian R. Zaczynski

Free cash flow is the cash a company generates after taking into consideration cash outflows that support its operations and maintain its capital assets. Price earnings ratio relates a company’s share price to its earnings per share. Earnings per share is calculated as a company’s profit divided by the outstanding shares of its common stock.

The returns quoted represent past performance and do not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns for the most recent quarter end are available at funds.torray.com/fund-performance/. Please call 855.753.8174 to obtain

2

The Torray Fund

Letter to Shareholders (Unaudited)

January 10, 2023

performance data as of the most recent month end. The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares and distributions. The Fund’s gross annual operating expense ratio, as stated in the current prospectus, is 0.93%. Returns on The Torray Fund, the Russell 1000 Value Index, and the S&P 500 Index assume reinvestment of all dividends and distributions. The Russell 1000 Value Index measures the performance of the Large Cap Value segment of the U. S. Equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected and historical growth rates. The S&P 500 Stock Index measures the performance of 500 large capitalization U. S. companies. The Bloomberg US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These indexes are unmanaged and do not reflect the fees and expenses typically paid by mutual funds. One cannot invest directly in an index.

Mutual fund investing involves risk including the possible loss of principal value. At times, the Fund’s portfolio may be more concentrated than that of a more diversified fund subjecting it to greater fluctuation and risk. Portfolio holdings are subject to change at any time.

Fund holdings and sector allocations are subject to change. Please see the Schedule of Investments in this report for a complete list of fund holdings.

Must be accompanied or preceded by a Prospectus.

Shares of The Torray Fund are distributed by Quasar Distributors LLC, Milwaukee, WI

3

The Torray Fund

Performance Data

As of December 31, 2022 (unaudited)

The Torray Fund (the “Fund”) operated as a series (the “Predecessor Fund”) of The Torray Fund prior to the close of business on December 9, 2022, at which time the Predecessor Fund was reorganized into the Fund. The performance information provided below for periods prior to December 12, 2022 represents the performance of the Predecessor Fund.

Average Annual Returns on an Investment in

The Torray Fund vs. the Russell 1000 Value Index and the S&P 500 Index

For the periods ended December 31, 2022:

	1 Year	3 Years	5 Years	10 Years	Since Inception 12/31/90
The Torray Fund	-0.98%	5.43%	4.66%	8.98%	9.28%
Russell 1000 Value Index	-7.54%	5.96%	6.67%	10.29%	10.05%
S&P 500 Index	-18.11%	7.66%	9.42%	12.56%	10.18%

Cumulative Returns for the 32 years ended December 31, 2022

The Torray Fund	1,610.86%
Russell 1000 Value Index	2,042.10%
S&P 500 Index	2,124.52%

The returns quoted represent past performance and do not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher.

4

The Torray Fund

PERFORMANCE DATA (continued)

As of December 31, 2022 (unaudited)

Change in Value of $10,000 Invested

on December 31, 1990 (commencement of operations) to:

	12/31/90	12/31/95	12/31/00	12/31/05	12/31/10	12/31/15	12/31/20	12/31/22
The Torray Fund	$10,000	$23,774	$54,563	$64,476	$63,039	$106,342	$142,336	$171,086
Russell 1000 Value Index	$10,000	$22,653	$49,481	$63,995	$68,182	$116,307	$185,101	$214,210
S&P 500 Index	$10,000	$21,544	$49,978	$51,354	$57,511	$103,952	$211,063	$222,452

The returns quoted represent past performance and do not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. For perfomance current to the most recent month end, please call (800) 626-9769. The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares and distributions. For the fiscal year ended December 31, 2022, the Fund’s Gross Expense Ratio is 1.16%. The Fund’s Net Expense Ratio is 1.07% after fee waiver and expense reimbursements made pursuant to an operating expense limitation agreement between Torray LLC and the Fund. As of the Fund’s most recent prospectus, dated December 12, 2022, the Fund’s gross expense ratio, based on estimated expenses, is 0.93%. Returns on both The Torray Fund, the Russell 1000 Value Index and the S&P 500 Index assume reinvestment of all dividends and distributions. The Russell 1000 Value Index measures the performance of the large capitalization value segment of the U.S. equity universe. The S&P 500 Index is an unmanaged index consisting of 500 U.S. large capitalization stocks. It is not possible to invest directly in an index. Current and future portfolio holdings are subject to change and risk. Mutual fund investing involves risk, including the possible loss of principal value. At times, the Fund’s portfolio may be more concentrated than that of a more diverisified fund, subjecting it to greater fluctuation and risk.

5

The Torray Fund

Fund Profile

As of December 31, 2022 (unaudited)

DIVERSIFICATION (% of net assets)
Financials	26.8%
Industrials	12.0%
Health Care	11.8%
Information Technology	11.2%
Consumer Discretionary	10.9%
Energy	9.4%
Consumer Staples	7.5%
Communication Services	5.9%
Materials	2.4%
Short-Term Investment	2.4%
Other Asset and Liabilites, Net	-0.3%
100.0%

TOP TEN EQUITY HOLDINGS (% of net assets)
1.	Berkshire Hathaway, Inc. - Class B	5.9%
2.	Marsh & McLennan Cos., Inc.	4.4%
3.	UnitedHealth Group Inc.	4.3%
4.	General Dynamics Corp.	4.3%
5.	Altria Group, Inc.	4.1%
6.	Johnson & Johnson	4.0%
7.	Eaton Corp. Plc	3.9%
8.	Honeywell International, Inc.	3.8%
9.	Chubb Limited	3.6%
10.	Bristol-Myers Squib Co.	3.5%
		41.8%

PORTFOLIO CHARACTERISTICS
Net Assets (millions)		$321
Number of Equity Holdings		29
Portfolio Turnover		40%
P/E Multiple (forward)		13.2	x
Trailing Weighted Average Dividend Yield		2.3%
Market Capitalization (billion)	Average	$190.5
	Median	$82.2

6

The Torray Fund

Schedule of Investments

As of December 31, 2022

Shares		Market Value
COMMON STOCKS – 97.9%
26.8% FINANCIALS+
61,790	Berkshire Hathaway, Inc. - Class B *	$19,086,931
84,956	Marsh & McLennan Cos., Inc.	14,058,519
52,650	Chubb Limited	11,614,590
332,340	Bank of America Corp.	11,007,101
81,910	JPMorgan Chase & Co.	10,984,131
72,253	American Express Co.	10,675,380
80,046	T. Rowe Price Group, Inc.	8,729,817
		86,156,469
12.0% INDUSTRIALS
55,255	General Dynamics Corp.	13,709,318
80,755	Eaton Corp. Plc	12,674,497
56,265	Honeywell International, Inc.	12,057,590
		38,441,405
11.8% HEALTH CARE
26,108	UnitedHealth Group Inc.	13,841,939
72,950	Johnson & Johnson	12,886,618
157,493	Bristol-Myers Squibb Co.	11,331,621
		38,060,178
11.2% INFORMATION TECHNOLOGY
63,980	Texas Instruments, Inc.	10,570,776
98,950	Fiserv, Inc. *	10,000,876
72,125	Qualcomm, Inc.	7,929,423
75,295	Applied Materials, Inc.	7,332,227
		35,833,302
9.4% ENERGY
197,085	Schlumberger NV	10,536,164
95,665	Phillips 66	9,956,813
74,967	EOG Resources, Inc.	9,709,726
		30,202,703
7.5% CONSUMER STAPLES
288,196	Altria Group, Inc.	13,173,439
266,344	Kraft Heinz Co.	10,842,864
		24,016,303

See notes to the financial statements.

7

The Torray Fund

SCHEDULE OF INVESTMENTS (continued)

As of December 31, 2022

Shares		Market Value
5.9% COMMUNICATION SERVICES
117,020	Walt Disney Co. *	$10,166,698
100,570	Alphabet, Inc. - Class A *	8,873,291
		19,039,989
10.9% CONSUMER DISCRETIONARY
31,370	Home Depot Inc.	9,908,528
259,708	General Motors Co.	8,736,577
56,890	Advance Auto Parts, Inc.	8,364,537
108,610	Lennar Corp.	8,121,856
		35,131,498
2.4% MATERIALS
113,528	DuPont de Nemours, Inc.	7,791,427

TOTAL COMMON STOCKS
(cost $218,352,030)		314,673,274

SHORT-TERM INVESTMENT – 2.4%
7,657,224	Fidelity Institutional Government Portfolio - Class I, 4.07%^
(cost $7,657,224)		7,657,224
TOTAL INVESTMENTS – 100.3%
(cost $226,009,254)		322,330,498
OTHER ASSETS AND LIABILITIES, NET – (0.3)%		(1,042,790)
TOTAL NET ASSETS – 100.0%		$321,287,708

+	As of December 31, 2022, the Fund had a significant portion of its assets invested in this sector. See Note 9 in the Notes to the Financial Statements.
*	Non-income producing security
^	The rate shown is the annualized seven-day effective yield as of December 31, 2022.

The above industry classifications are based upon the The Global Industry Classification Standard (“GICS”®). GICS was developed by and is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use.

8

The Torray Fund

Statement of Assets and Liabilities

As of December 31, 2022

ASSETS:
Investments in securities at value (cost $226,009,254)	$322,330,498
Receivable for fund shares sold	26,235
Dividends & interest receivable	446,124
Prepaid expenses and other assets	30,461
TOTAL ASSETS	322,833,318

LIABILITIES:
Payable for fund shares redeemed	1,240,714
Payable to investment manager	233,805
Accrued expenses and other liabilities	71,091
TOTAL LIABILITIES	1,545,610

NET ASSETS	$321,287,708

NET ASSETS CONSIST OF:
Shares of beneficial interest ($1 stated value, 6,856,195 shares outstanding, unlimited shares authorized)	$6,856,195
Paid-in capital in excess of par	204,977,279
Total distributable earnings	109,454,234

TOTAL NET ASSETS	$321,287,708
Net Asset Value, Offering and Redemption Price per Share	$46.86

See notes to the financial statements.

9

The Torray Fund

Statement of Operations

For the year ended December 31, 2022

INVESTMENT INCOME:
Dividend income (net of withholding of $9,838)	$7,284,102
Interest income	156,455
Total investment income	7,440,557

EXPENSES:
Management fees (See Note 4)	3,282,802
Fund administration & accounting fees	188,194
Transfer agent fees & expenses	142,629
Trustees’ fees	73,232
Legal fees	55,890
Federal & state registration fees	33,784
Audit fees	23,807
Insurance expense	23,310
Custody fees	16,243
Printing, postage & mailing fees	12,458
Compliance support fees	7,513
Other fees	100
Total expenses before waiver	3,859,962
Less: waiver from investment manager (See Note 4)	(344,488)
Net expenses	3,515,474

NET INVESTMENT INCOME	3,925,083

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	20,982,080
Net change in unrealized appreciation (depreciation) on investments	(29,455,877)
Net realized and unrealized loss on investments	(8,473,797)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,548,714)

See notes to the financial statements.

10

The Torray Fund

Statements of Changes in Net Assets

For the years indicated:

	Year Ended 12/31/22	Year Ended 12/31/21
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$3,925,083	$4,268,623
Net realized gain on investments	20,982,080	63,131,959
Net change in unrealized appreciation (depreciation) on investments	(29,455,877)	6,372,334
Net increase (decrease) in net assets resulting from operations	(4,548,714)	73,772,916

Distributions to Shareholders:
Total distributions to shareholders	(31,596,530)	(38,322,607)

Shares of Beneficial Interest:
Net decrease from share transactions (Note 6)	(23,434,576)	(10,924,505)
Total increase (decrease) in net assets	(59,579,820)	24,525,804
Net Assets – Beginning of Year	380,867,528	356,341,724
Net Assets – End of Year	321,287,708	380,867,528

See notes to the financial statements.

11

The Torray Fund

Financial Highlights

For a Fund share outstanding throughout each year.

PER SHARE DATA:
	Years ended December 31:
	2022^	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$52.240	$47.640	$50.700	$43.450	$49.600
Investment operations
Net investment income(1)	0.595	0.595	0.631	0.739	0.619
Net realized and unrealized gain (loss) on investments	(1.030)	9.646	(2.156)	7.862	(5.806)
Total from investment operations	(0.435)	10.241	(1.525)	8.601	(5.187)
Less distributions from:
Net investment income	(0.599)	(0.594)	(0.636)	(0.953)	(0.620)
Net capital gains	(4.346)	(5.047)	(0.899)	(0.398)	(0.343)
Total distributions	(4.945)	(5.641)	(1.535)	(1.351)	(0.963)
Net Asset Value, End of Year	$46.860	$52.240	$47.640	$50.700	$43.450
TOTAL RETURN(2)	-0.98%	21.39%	-2.51%	19.89%	-10.60%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (000’s omitted)	$321,288	$380,868	$356,342	$408,961	$370,973
Ratios of expenses to average net assets:
Before expense waiver	1.16%	1.16%	1.17%	1.15%	1.16%
After expense waiver	1.06%	1.07%	1.06%	1.06%	1.07%
Ratios of net investment income to average net assets	1.18%	1.10%	1.46%	1.53%	1.28%
Portfolio turnover rate	40.12%	36.46%	32.79%	11.05%	4.18%

^

Prior to the close of business on December 9, 2022, the Fund was a series (the “Predecessor Fund”) of The Torray Fund, an open-end management investment company organized as a Massachusetts business trust. The Predecessor Fund was reorganized into the Fund following the close of business on December 9, 2022 (the “Reorganization”). As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Performance and accounting information prior to December 9, 2022 included herein is that of the Predecessor Fund. See Note 1.

(1)	Calculated based on average amount of shares outstanding during the period.
(2)	Past performance is not predictive of future performance. Returns assume reinvestment of all dividends and distributions.

See notes to the financial statements.

12

The Torray Fund

Notes to Financial Statements

As of December 31, 2022

NOTE 1 – ORGANIZATION

The Torray Fund (“Fund”) is a separate diversified series of The RBB Fund Trust (“Trust”). The Trust was organized as a Delaware statutory trust on August 29, 2014 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Fund commenced operations on December 31, 1990 as a separate series (the “Predecessor Fund”) of The Torray Fund, a Massachusetts business trust. Effective as of the close of business on December 9, 2022, the Predecessor Fund was reorganized into a new series of the Trust in a tax-free reorganization (the “Reorganization”), whereby the Fund would acquire all the assets and liabilities of the Predecessor Fund, in exchange for shares of the Fund which would be distributed pro rata by the Predecessor Fund to its shareholders, in complete liquidation and termination of the Predecessor Fund. The Agreement and Plan of Reorganization pursuant to which the Reorganization was accomplished was approved by shareholders of the Predecessor Fund on November 1, 2022. Unless otherwise indicated, references to the “Fund” in these Notes to Financial Statements refer to the Predecessor Fund and Fund.

The Fund’s investment objectives are to build investor wealth over extended periods and to minimize shareholder capital gains tax liability by limiting the realization of long- and short-term gains. The Fund invests principally in common stock of larger-capitalization companies that generally have demonstrated records of profitability, conservative financial structures and shareholder-oriented management. The Fund seeks to invest in such companies when it believes that valuations are modest relative to earnings, cash flow or asset values. Large capitalization companies are those with market capitalizations of $8 billion or more. Investments are held as long as the issuers’ fundamentals remain intact, and the Fund believes issuers’ shares are reasonably valued. There can be no assurance that the Fund’s investment objectives will be achieved.

The Fund is an investment company and accordingly follows the investment companies accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

As a tax-free reorganization, any unrealized appreciation or depreciation on the securities held by the Fund on the date of Reorganization was treated as a non-taxable event, thus the cost basis of the securities held reflects their historical cost basis as of the date of Reorganization. As a result of the Reorganization, the Fund is the accounting successor. The Reorganization was accomplished by a tax-free exchange of the Fund’s shares and value of net assets for the same shares and value of the Predecessor Fund’s shares. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets, fair value of investments, net unrealized appreciation and fund shares outstanding of the Predecessor Fund were as follows:

Net Assets	Fair Value of Investments	Net Unrealized Appreciation	Fund Shares Outstanding
$327,634,260	$326,806,119	$105,738,265	6,858,304

13

The Torray Fund

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2022

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required. As of and during year ended December 31, 2022, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during year ended December 31, 2022, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during year ended December 31, 2022, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. tax authorities for tax years prior to December 31, 2019.

Security Transactions and Investment Income and Distributions – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method. Non-cash dividend income is recognized at the fair value of property received.

The Fund distributes all net investment income, if any, quarterly and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended December 31, 2022, no such reclassifications were made.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

14

The Torray Fund

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2022

NOTE 3 — SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Equity Securities – Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Short-Term Investments – Investments in money market funds are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Short-term debt securities (maturing in 60 days or less), such as U.S. Treasury Bills, are valued at amortized cost, which approximates market value and are categorized in Level 2 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated Torray, LLC (the “Adviser”) as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair

15

The Torray Fund

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2022

values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. As of December 31, 2022, no Fund portfolio securities were priced in accordance with such procedures.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of December 31, 2022:

	Level 1	Level 2	Level 3	Total
Common Stocks	$314,673,274	$—	$—	$314,673,274
Short-Term Investment	7,657,224	—	—	7,657,224
Total Investments in Securities	$322,330,498	$—	$—	$322,330,498

Refer to the Schedule of Investments for further information on the classification of investments.

NOTE 4 — MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement (“Management Contract”) with Torray LLC (the “Manager”) to furnish investment advisory services and to pay for certain operating expenses of the Fund. Pursuant to the Management Contract between the Trust and the Manager, the Manager is entitled to receive, on a monthly basis, an annual management fee equal to 0.85% of the Fund’s average daily net assets. Prior to December 9, 2022, the Adviser provided the Predecessor Fund with investment management services under an Investment Advisory Agreement between the Torray Fund and the Adviser and was entitled to receive, on a monthly basis, an annual management fee equal to 1.00%. For the year ended December 31, 2022, the Fund and Predecessor Fund, together, incurred management fees of $3,282,802.

Effective December 9, 2022, the Manager and the Fund entered into an Operating Expense Limitation Agreement (the “New Agreement”) whereby the Manager has contractually agreed to waive its management fee and reimburse the Fund for its current Operating Expenses so as to limit the Fund’s current Operating Expenses (excluding certain items discussed below) to an annual rate, expressed as a percentage of the Fund’s average annual net assets, of 0.95% (the “New Expense Cap”). For purposes of the New Agreement, the following expenses are not taken into account and could cause net total annual Fund Operating Expenses to exceed the New Expense Cap as applicable: acquired fund fees and expenses, taxes, interest expense, dividends on securities sold short and extraordinary expenses. This contractual limitation is in effect until December 31, 2025 and may not be terminated without the approval of the Board. Prior to December 9, 2022, the Manager and the Predecessor Fund were parties to an Operating Expense Limitation Agreement (the “Prior Agreement”) whereby the Manager had contractually agreed for the term of the Prior Agreement to waive its management fee and reimburse the Fund for its current Operating Expenses so as to limit the Fund’s current Operating Expenses to an annual rate, expressed as a percentage of the Fund’s average annual net assets, of 1.00% (the “Prior Expense Cap”). For purposes of the Prior Agreement, the term “Operating Expenses”

16

The Torray Fund

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2022

included the Manager’s management fee and all other expenses necessary or appropriate for the operation of the Fund, excluding any front-end or contingent deferred loads, taxes, leverage, interest, brokerage commissions, acquired fund fees and expenses, trustee fees and expenses, auditor fees and expenses, legal fees and expenses, insurance costs, registration and filing fees, printing, postage and mailing expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation. Fees waived and expenses paid by the Manager under the Prior Agreement are not eligible for recoupment. During the current fiscal period, the Fund waived management fees in the amount of $344,488.

Under the New Agreement, if at any time the Fund’s total annual Fund Operating Expenses (not including acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for a year are less than the New Expense Cap, the Manager is entitled to reimbursement by the Fund of the management fees forgone and other payments remitted by the Manager to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed (i) the expense limitations that were in effect at the time of the waiver or reimbursement and (ii) the current expense limit in effect at the time of the reimbursement.

As of the end of the reporting period, the Fund had amounts available for recoupment as follows:

Expiration December 31, 2025
$9,517

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC (the “Distributor”) serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Prior to November 21, 2022, Foreside Funds Distributors served as principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust.

NOTE 5 — DIRECTOR AND OFFICER COMPENSATION

The Trustees of the Trust receive an annual retainer and meeting fees for meetings attended. Prior to the Reorganization, certain officers and Trustees of the Fund were officers and/or shareholders of the Adviser and were not paid by the Fund for serving in such capacities. Immediately following the Reorganization, an employee of Vigilant

17

The Torray Fund

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2022

Compliance, LLC serves as Chief Compliance Officer of the Trust. Vigilant Compliance, LLC is compensated for the services provided to the Trust. Employees of the Trust serve as President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development of the Trust. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Trust. They are not compensated by the Fund or the Trust. For Trustee and Officer compensation amounts, please refer to the Statement of Operations.

NOTE 6 — SHARES OF BENEFICIAL INTEREST TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

	Year ended 12/31/22		Year ended 12/31/21
	Shares	Amount	Shares	Amount
Shares sold	226,400	$11,219,486	48,762	$2,594,756
Reinvestment of distributions	577,797	27,906,740	666,654	35,510,492
Shares redeemed	(1,238,188)	(62,560,802)	(904,341)	(49,029,753)
	(433,991)	$(23,434,576)	(188,925)	$(10,924,505)

NOTE 7 — INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments, for year ended December 31, 2022, aggregated $129,741,752 and $178,355,672, respectively.

NOTE 8 — TAX MATTERS

Distributions to shareholders are determined in accordance with United States federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid during the year ended December 31, 2022, and the year ended December 31, 2021, were as follows:

	December 31, 2022	December 31, 2021
Distributions paid from:
Ordinary Income	$4,709,901	$16,352,813
Long-Term Capital Gains	26,886,629	21,969,794
	$31,596,530	$38,322,607

18

The Torray Fund

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2022

As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gain	14,393,827
Net unrealized appreciation/(depreciation)	95,060,407
Total accumulated earnings	$109,454,234

As of December 31, 2022, the Fund did not have any capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31. For the taxable period ended December 31, 2022, the Fund does not plan to defer any late year losses.

The cost basis of investments for federal income tax purposes at December 31, 2022, the Fund’s most recently completed fiscal year end, were as follows:

December 31, 2022
Gross unrealized appreciation	$106,246,782
Gross unrealized (depreciation)	(11,186,375)
Net unrealized appreciation	95,060,407
Cost	$227,270,091

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the differences in tax treatment of wash sales.

NOTE 9 — SECTOR RISK AND GENERAL RISK

As of December 31, 2022, the Fund had a significant portion of its assets invested in the Financials sector. The Financials sector may be more greatly impacted by the performance of the overall economy, interest rates, competition, and consumer confidence spending.

For purposes of financial statement reporting, 26.8% of portfolio holdings at year end were classified according to Global Industry Classification Standards (GICS) as belonging to the Financials sector. However, the Fund believes the actual Financials concentration risk to be below that shown for the Financials sector, as several of the constituent companies are diversified holding companies, with portions of their businesses falling outside the sector.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invest depends on future developments, including the

19

The Torray Fund

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2022

duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider-spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of Fund investments, even beyond any direct exposure the Fund may have to issuers located in these countries.

NOTE 10 — COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 11 — CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On September 7, 2022, the Board, upon the recommendation of the Trust’s audit committee, dismissed BBD, LLP as independent registered public accounting firm for the Fund and selected Cohen & Company, Ltd. as the independent registered public accounting firm for the Fund. During the Trust’s fiscal years ended December 31, 2021 and December 31, 2020, none of the Trust, the Fund, nor anyone on their behalf has consulted with Cohen & Company, Ltd. on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust’s financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K under the Securities Exchange Act of 1934, as amended) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

NOTE 12 — SUBSEQUENT EVENTS

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Effective January 1, 2023, the Fund’s Manager, Torray LLC, changed its name to Torray Investment Partners LLC.

20

The Torray Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of The Torray Fund and

Board of Trustees of The RBB Fund Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Torray Fund (the “Fund”), a series of The RBB Fund Trust, as of December 31, 2022, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statements and financial highlights for the years ended December 31, 2021, and prior, were audited by other auditors whose report dated March 1, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2022.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 1, 2023

21

The Torray Fund

Report Of The Fund’s Special Shareholder Meeting (Unaudited)

A Special Meeting of Shareholders of the Predecessor Fund (the “Meeting”) took place on November 1, 2022, to approve a proposed Agreement of and Plan of Reorganization for the Predecessor Fund, whereby the Fund would acquire all the assets and liabilities of the Predecessor Fund, in exchange for shares of the Fund which would be distributed pro rata by the Predecessor Fund to its shareholders, in complete liquidation and termination of the Predecessor Fund (the “Reorganization”).

All of the Predecessor Fund’s shareholders of record at close of business on August 29, 2022, were entitled to vote. As of the record date, the Predecessor Fund had 6,630,220 shares outstanding.

Of the 3,374,395 shares of the Predecessor Fund present in person or by proxy at the Meeting, 3,212,233, or 95.19% voted in favor of the Reorganization (representing 53.31% of total outstanding shares), 76,950 or 2.28%, voted against the Reorganization, and 85,211 or 2.53% withheld from voting for the Reorganization. Accordingly, the Reorganization was approved.

22

The Torray Fund

Trustees and Executive Officers

As of December 31, 2022 (unaudited)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. The Trustees and executive officers of the Trust, their ages, business addresses and principal occupations during the past five years are set forth below.

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years	Other Directorships During the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by the Trustee*
Independent Trustees
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 89	Trustee	June 2021 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	AMDOCS Limited (service provider to telecommunications companies).	57
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 56	Trustee	June 2021 to present	Since 2020, Chief Financial Officer, Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009 - 2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).	57
Lisa A. Dolly 615 East Michigan Street Milwaukee, WI, 53202 Age: 56	Director	October 2021 to present	From July 2019-December 2019, Chairman, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm).	57

23

The Torray Fund

TRUSTEES AND EXECUTIVE OFFICERS (continued)

As of December 31, 2022 (unaudited)

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years	Other Directorships During the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by the Trustee*
Independent Trustees (continued)
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Trustee	June 2021 to present	Since 1997, Consultant, financial services organizations.	IntriCon Corporation (biomedical device manufacturer) (until May 2022); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance) (until March 2021).	57
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 74	Chairman and Trustee	June 2021 to present	Retired.	EIP Investment Trust (registered investment company) (until August 2022).	57
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 62	Trustee	June 2021 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983- 2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company); WisdomTree Investments, Inc. (asset management company) (until March 2019).	57
Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Trustee	June 2021 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	None.	57

24

The Torray Fund

TRUSTEES AND EXECUTIVE OFFICERS (continued)

As of December 31, 2022 (unaudited)

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years	Other Directorships During the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by the Trustee*
Interested Trustee[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 84	Vice Chairman and Trustee	June 2021 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	None.	57
Officers
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 63	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO Investments LLC.	N/A	N/A
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Ste. 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 60	Chief Compliance Officer	June 2021 to present

Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); Since 2004, Chief Compliance Officer of The RBB Fund, Inc.; President of The RBB Fund, Inc. from 2009 to 2022; President of The RBB Fund Trust from 2021 to 2022.

				N/A	N/A

25

The Torray Fund

TRUSTEES AND EXECUTIVE OFFICERS (continued)

As of December 31, 2022 (unaudited)

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years	Other Directorships During the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by the Trustee*
Officers (continued)
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 62	Chief Financial Officer and Secretary Chief Operating Officer	June 2021 to present August 2022 to present

Chief Financial Officer and Secretary of The RBB Fund, Inc. (since 2016); Chief Operating Officer of The RBB Fund, Inc. (since 2022); from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 48	Director of Marketing & Business Development	June 2021 to present	Director of Marketing & Business Development of The RBB Fund, Inc. (since 2019); from 2000-2019, Managing Director, Third Avenue Management LLC (investment advisory firm).	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 40	Assistant Treasurer	June 2021 to present

Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2016 to 2020, Assistant Vice President, U.S. Bank Global Fund Services; from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).

				N/A	N/A

26

The Torray Fund

TRUSTEES AND EXECUTIVE OFFICERS (continued)

As of December 31, 2022 (unaudited)

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years	Other Directorships During the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by the Trustee*
Officers (continued)
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 51	Assistant Secretary	June 2021 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 63	Assistant Secretary	June 2021 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 43	Assistant Secretary	June 2021 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Trustee oversees 57 portfolios of the fund complex, consisting of the series in the Trust (9 portfolios) and The RBB Fund, Inc. (48 portfolios).
[1]

Subject to the Trust’s Retirement Policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Trustee. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2]

Mr. Sablowsky is considered an “interested person” of the Trust as that term is defined in the 1940 Act and is referred to as an “Interested Trustee.” Mr. Sablowsky is considered an “Interested Trustee” of the Trust by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

27

The Torray Fund

TRUSTEES AND EXECUTIVE OFFICERS (continued)

As of December 31, 2022 (unaudited)

Trustee Experience, Qualifications, Attributes and/or Skills

The information above includes each Trustee’s principal occupations during the last five years. Each Trustee possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Trustee. The cumulative background of each Trustee led to the conclusion that each Trustee should serve as a Trustee of the Trust. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, and investment services industry, including service on the boards of industry regulatory organizations and a university. Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company.

28

The Torray Fund

Factors Considered By The Board of Trustees In Connection With Its Approval of The Trust’s Management Agreement With The Manager (unaudited)

As required by the 1940 Act, the Board, including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), considered the approval of the investment advisory agreement between the Manager and the Trust, on behalf of the Fund (the “Agreement”), at a meeting of the Board held on September 7-8, 2022 (for this section only, the “Meeting”). At the Meeting, the Board, including all of the Independent Trustees, approved the Agreement for an initial period ending August 16, 2024. The Board’s decision to approve the Agreement reflects the exercise of its business judgment. In approving the Agreement, the Board considered information provided by the Manager with the assistance and advice of counsel to the Independent Trustees and the Trust.

In considering the approval of the Agreement, the Trustees took into account all materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Trustees considered (i) the nature, extent, and quality of services to be provided to the Fund by the Manager; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) Manager’s investment philosophy and process; (iv) Manager’s assets under management and client descriptions; (v) Manager’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Manager’s advisory fee arrangements and other similarly managed clients, as applicable; (vii) Manager’s compliance procedures; (viii) Manager’s financial information, insurance coverage and profitability analysis relating to providing services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; and (x) a report prepared by U.S. Bancorp Fund Services comparing the Fund’s proposed management fees and total expense ratio to those of its Morningstar, Inc. peer group and comparing the performance of the Predecessor Fund to the performance of its Morningstar, Inc. peer group.

As part of their review, the Trustees considered the nature, extent and quality of the services to be provided by the Manager. The Trustees concluded that the Manager had substantial resources to provide services to the Fund.

The Board also considered the advisory fee rate payable by the Fund under the proposed Agreement. In this regard, information on the fees to be paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms.

After reviewing the information regarding the Fund’s costs, the Manager’s estimated profitability and economies of scale, and after considering the Manager’s services, the Trustees concluded that the investment advisory fees proposed to be paid by the Fund were fair and reasonable and that the Agreement should be approved for an initial period ending August 16, 2024.

29

The Torray Fund

Portfolio Holdings, Proxy Voting And Procedures

As of December 31, 2022 (unaudited)

The Fund files complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available Commission’s website at http://www.sec.gov. The Fund’s Part F of Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Commissions Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-753-8174.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available without charge, upon request, by calling 1-855-753-8174; and on the Commission’s website at http://www.sec.gov

30

The Torray Fund

About Your Fund’s Expenses

As of December 31, 2022 (unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees, and other fund expenses. Operating expenses, which are deducted directly from the Fund’s gross income, directly reduce the investment return of the Fund.

A mutual fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.

The table below illustrates the Fund’s cost in two ways:

Actual Fund Return This section helps you estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” below.

Hypothetical 5% Return This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, and that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transactions fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculation assumes no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including recent annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period(1)
Based on Actual Fund Return(2)	$1,000.00	$1,096.40	$5.60
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.86	$5.40

(1)

Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.06%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended December 31, 2022, of 9.64%.

31

The Torray Fund

Tax Information

As of December 31, 2022 (unaudited)

We are required to advise you within 60 days of the Fund’s fiscal year end regarding the Federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the Fund’s fiscal year ended December 31, 2022. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended December 31, 2022, certain dividends paid by the Fund may be reported as qualified dividend income and may be eligible for taxation at capital gain rates. The percentage of dividends declared from ordinary income designated as qualified dividend income was 91.53% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2022, was 90.44% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 16.66%.

Dividends and distributions received by retirement plans such as IRA’s, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their information reporting.

32

The Torray Fund

Privacy Notice

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third-party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

33

INVESTMENT ADVISOR

Torray Investment Partners LLC
7501 Wisconsin Avenue, Suite 750 W
Bethesda, MD 20814

ADMINISTRATOR AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

UNDERWRITER

Quasar Distributors, LLC
111 E Kilbourn Ave, Suite 2200
Milwaukee, WI 53202

LEGAL COUNSEL

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, Pennsylvania 19103-6996

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. All indices are unmanaged groupings of stocks that are not available for investment.

The

TORRAY

FUND

of The RBB Fund Trust

ANNUAL REPORT

December 31, 2022

funds.torray.com

(301) 493-4600
(855) 753-8174

Torray-AR22

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Julian A. Brodsky, Gregory P. Chandler and Nicholas A. Giordano are the registrant’s audit committee financial experts and each of them is “independent.”

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

	Fiscal Year 2022	Fiscal Year 2021
Ernst & Young LLP	$43,000	$57,000
Cohen & Company	$14,500	N/A
BBD, LLP	N/A	$22,000
Aggregate Fees	$57,500	$79,000

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were related to review of the N-14 filing, review of the N-1A filing, and consent in connection with the reorganization as follows:

	Fiscal Year 2022	Fiscal Year 2021
Ernst & Young LLP	$5,400	$0
Cohen & Company	$0	N/A
BBD, LLP	N/A	$0
Aggregate Fees	$5,400	$0

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were related to federal and state tax return review and excise distribution review and were as follows:

	Fiscal Year 2022	Fiscal Year 2021
Ernst & Young LLP	$11,770	$11,000
Cohen & Company	$3,500	N/A
BBD, LLP	N/A	$2,000
Aggregate Fees	$15,270	$13,000

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

	Fiscal Year 2022	Fiscal Year 2021
Ernst & Young LLP	$0	$0
Cohen & Company	$0	N/A
BBD, LLP	N/A	$0
Aggregate Fees	$0	$0

(e) (1) Pre-Approval of Audit and Permitted Non-Audit Services

1.	Pre-Approval Requirements of the Company. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees associated with those services.

2.	Pre-Approval Requirements of Affiliates. Additionally, the Committee shall pre-approve any engagement of the Auditor to provide non-audit services to an investment adviser of a Portfolio or to any affiliate of such investment adviser that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company.

3.	Delegation. The Committee may delegate to the Chairman of the Committee, or if the Chairman is not available, one or more of its members, the authority to grant pre- approvals. The decisions of any member to whom authority is delegated shall be presented to the full Committee at its next scheduled meeting.

4.	Prohibited Services. The Committee shall confirm with the Auditor that the Auditor is not performing contemporaneously with the Company’s audit any prohibited non-audit services for the Company, any investment adviser of a Portfolio, or any affiliates of the Company or such investment advisers. The Auditor is responsible for informing the Committee of whether it believes that a particular service is permissible or prohibited pursuant to applicable regulations and standards.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S- X are as follows:

(b) Not applicable.

(c) Not applicable.

(d) Not applicable.

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

	Fiscal Year 2022	Fiscal Year 2021
Ernst & Young LLP	$17,170	$11,000
Cohen & Company	$3,500	N/A
BBD, LLP	N/A	$2,000
Aggregate Fees	$20,670	$13,000

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240. 14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s Principal Executive and Principal Financial Officers have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a- 3(b) under the Act and Rules 13a-15(b) or 15d- 15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Senior Officer Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the 1940 Act is attached hereto.

(a)(3) On September 8, 2022, the Board, upon the recommendation of the Fund’s audit committee, selected Cohen & Company as the independent registered public accounting firm for The Torray Fund.

BBD, LLP served as the independent registered public accounting firm for the predecessor fund to The Torray Fund, a series of The Torray Fund (the “Predecessor Fund”). The reports by BBD, LLP on the financial statements of the Predecessor Fund as of and for the fiscal years ended December 31, 2021 and December 31, 2020, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2021 and December 31, 2020 and the subsequent interim period from September 9, 2022 through December 31, 2022, there were no (1) disagreements with BBD, LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreements, or (2) reportable events of the kind described in Item 304(a)(l)(v) of Regulation S-K.

The Fund provided BBD, LLP with a copy of the foregoing disclosures. Attached as Exhibit 13(a)(4) is a copy of BBD’s letter, dated March 08, 2023, stating that it agrees with such statements.

During the Predecessor Fund’s fiscal years ended December 31, 2021 and December 31, 2020 and the subsequent interim period from September 9, 2022 through December 31, 2022, neither the Fund, nor anyone on its behalf has consulted with Cohen & Company on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K under the Securities Exchange Act of 1934, as amended) or reportable events (as described in paragraph (a)(l)(v) of said Item 304).

(a)(4) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The RBB Fund Trust

By (Signature and Title)*	/s/ Steven Plump
Steven Plump, President
(principal executive officer)

Date	3/6/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Steven Plump
Steven Plump, President
(principal executive officer)

Date	3/6/2023

By (Signature and Title)*	/s/ James G. Shaw
James G. Shaw, Chief Financial Officer
(principal financial officer)

Date	3/6/2023

* Print the name and title of each signing officer under his or her signature.